REINSURANCE AGREEMENT

Between

Hartford Life and Annuity Insurance Company,
Hartford Life Insurance Company
of Hartford, Connecticut
(Ceding Company)

And

ACE Tempest Life Reinsurance Ltd.
of Hamilton, Bermuda
(Reinsurer)

Treaty No. GMDB200210

Effective October 1, 2002

Table of Contents

Articles

1	Preamble
2	Basis of Reinsurance/Reinsurance Method
3	Definitions
4	Reinsurance Premiums
5	Reinsurance Benefits
6	Liability
7	Statutory Reserve Credit
8	Reporting
9	Recapture
10	Actuarial Arbitration
11	Extra Contractual Damages
12	Insolvency
13	Arbitration
14	Entire Agreement
15	Service of Suit
16	General Provisions
17	Letter of Credit
18	Trust
19	Commencement and Termination of Variable Annuity Contract Coverage
20	Proprietary Information/Confidentiality
21	Notices

Schedules

A	Listing of Contract Forms
B	Listing and Description of GMDB Types
C	Investment Options
D	Morningstar Fund Categories
E	Monthly Reporting Requirements
F	Letter of Credit Form

Article 1

Preamble

1.01    This indemnity reinsurance agreement (the “Agreement”) is made and entered into by and between, on one part, Hartford Life and Annuity Insurance Company, Hartford Life Insurance Company (hereinafter referred to as the “Ceding Company”) and, on the other part, ACE Tempest Life Reinsurance Ltd. (hereinafter referred to as the “Reinsurer”). This Agreement supercedes the Binding Reinsurance Proposal effective October 1, 2002 and the Amendments thereto.

1.02    The Ceding Company and the Reinsurer mutually agree to reinsure on the terms and conditions stated herein. Subject to Section 16.03 and Article 12, the performance of the obligations of each party under this Agreement shall be rendered solely to the other party and shall not inure to any third party.

Article 2

Basis of Reinsurance/Reinsurance Method

2.01    Reinsurance. The Ceding Company will automatically cede and the Reinsurer will accept as reinsurance the guaranteed minimum death benefit (GMDB) liabilities in excess of contract Account Values, as set forth herein, associated with variable annuity products Outlook, Core, Access, Plus and Edge and written by the Ceding Company using the Contract Forms listed in Schedule A.

2.02    Guaranteed Minimum Death Benefits Covered Under This Agreement. There are six distinct GMDB Types covered under this Agreement. The six GMDB Types, which shall be referred to throughout this agreement as GMDB Type 1, GMDB Type 2, GMDB Type 3, GMDB Type 4, GMDB Type 5 and GMDB Type 6 are described in Schedule B.

2.03    Reinsurance Method. The Reinsurer shall provide risk premium reinsurance on a quota share basis for the death benefit liabilities covered by this Agreement.

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Article 3

Definitions

Definitions. For purposes of this Agreement, the following definitions shall apply.

“Account Value” means, for each Variable Annuity Contract, the sum of the invested assets in the Investment Funds Options shown in Schedule C.

“Active Contract” means a Variable Annuity Contract which is in effect and which has not been terminated due to death, lapse, surrender, or the annuitant’s reaching the maximum annuitization age, and which has not been annuitized.

“Aggregate Reinsurance Benefit” means the limit, calculated for any calendar year, on the amount of the Reinsurance Benefit as set forth in Section 5.03.

“Annuity Premiums” means contributions made in accordance with the provisions of any Variable Annuity Contract by or on behalf of its owner, whether referred to as purchase payments, premiums, deposits or otherwise.

“APB” means Asset Protection Benefit, a feature of the GMDB Types described in Schedule B.

“Benefit Rider Form” means any rider available under a Contract Form and identified in Schedule A.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in the State of Connecticut in the United States of America are authorized or required by law to be closed.

“Contract Form” means any one of the Variable Annuity Contract Forms or Benefit Rider Forms specified in Schedule A.

“EPB” means Earnings Protection Benefit, a feature of some of the GMDB Types described in Schedule B.

“EPB Claim” means the Reinsured EPB Net Amount at Risk, if a positive value, as of the date that Ceding Company calculates the EPB Net Amount At Risk under the terms of the applicable Contract Type.

“EPB Net Amount at Risk” means, in accordance with each Variable Annuity Contract, the Ceding Company’s contractually determined amount in excess of the Account Value payable upon death of the annuitant in accordance with the Variable Annuity Contract.

“Enhanced Death Benefit” means a feature provided in accordance with a rider described in Schedule B as GMDB Type 2.

“Enhanced Maximum Anniversary Value Death Benefit” means a feature provided in accordance with a rider described in Schedule B as GMDB Type 4.

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“Excluded Contract” means any Variable Annuity Contract which is not reinsured under this Agreement.

“Fund” means Investment Fund Option, as defined hereunder.

“GMDB” means Guaranteed Minimum Death Benefit, a feature determined under a Contract Form listed in Schedule A.

“GMDB Amount” means, in accordance with each Variable Annuity Contract, the Ceding Company’s contractually determined minimum amount payable on the death of the annuitant.

“GMDB Claim: means the excess of the Reinsured GMDB Amount over the Reinsured Account Value, if a positive value, as of the date that the Ceding Company calculates the GMDB Amount under the terms of the applicable Contract Type.

“GMDB Type” means any benefit type listed in Schedule B and payable under a Contract Form reinsured hereunder.

“Investment Fund Option” or “Fund” means any Investment Fund Option available under a Contract Form as listed in Schedule C.

“Maximum Account Value” or “MAV” means any of the values identified in Schedule B and used in the calculations describing any of the GMDB Types.

“Monthly Reinsurance Premium” means the Annuity Premiums payable, with respect to any Contract Form, on behalf of any month.

“Monthly Reinsurance Premium Rate” means the Reinsurance Premium Rate divided by 12.

“Monthly Valuation Date” means the last Business Day of any month.

“Morningstar Fund” means any of the eleven Funds listed in Schedule D.

“Quota Share” means the percentage of reinsurance liability assumed by the Reinsurer as set forth in Section 2.04.

“Reinsurance Benefit” means the amount calculated in accordance with Article 5 for which the Reinsurer is liable under Contract Forms reinsured hereunder.

“Reinsurance Premium Due Date” means no later than thirty (30) days after the close of each calendar month.

“Reinsurance Premium Rate” means any of the premium rates provided in Section 4.01, for each GMDB Type.

“Reinsurance Premium Remittance Date” means no later than thirty (30) days after receipt of the statement (reports and data) in accordance with Schedule E.

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“Reinsured Account Value” means, for each Active Contract, the Account Value multiplied by the Reinsurer’s Quota Share.

“Reinsured EPB Net Amount at Risk” means, for each Active Contract, the product of the EPB Net Amount at Risk and the Reinsurer’s Quota Share.

“Reinsured GMDB Amount” means, for each Active Contract, the product of the GMDB Amount and the Reinsurer’s Quota Share.

“Variable Annuity Contract” means a written annuity contract issued by the Ceding Company to a contract owner under which the Ceding Company agrees to provide specified benefits in accordance with specified terms and conditions.

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Article 4

Reinsurance Premiums

4.01    [REDACTED]

4.02    Determination of the Monthly Reinsurance Premium.

[REDACTED]

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[REDACTED]

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Article 5

Reinsurance Benefits

5.01    Reinsurance Benefits. For GMDB Types 1, 2, and 3, the Reinsurance Benefit payable by the Reinsurer to the Ceding Company on a contract covered by this Agreement shall be equal to the greater of the GMDB Claim or the EPB Claim, subject to the limits described in Sections 5.02 and 5.03, below. For GMDB Type 4, 5, and 6, the Reinsurance Benefit payable by the Reinsurer to the Ceding Company on a contract covered by this Agreement shall be equal to the GMDB Claim, subject to the limits described in Sections 5.02 and 5.03 below.

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Article 6

Liability

6.01    The Reinsurer’s liability for automatic reinsurance shall begin simultaneously with the Ceding Company’s liability. Except as otherwise provided herein, the Reinsurer’s liability for reinsurance shall terminate when the Ceding Company’s liability terminates.

6.02    The Reinsurer’s obligations hereunder shall be subject to the terms and conditions of the particular policy form(s) reinsured under this Agreement to the extent such terms and conditions are applicable to the risks reinsured hereunder and not contrary to the terms and conditions of this Agreement.

6.03    This Agreement covers only the liability for Reinsurance Benefits paid under Contract Forms or Benefit Rider Forms (including Investment Fund Options) that were reviewed and approved by Reinsurer prior to their issuance or that are deemed to have been approved as provided in this Article. Approved Contract Forms and approved Funds, as supplemented by additional materials, are listed on Schedules A and C respectively. Ceding Company shall give Reinsurer advance notice of any upcoming changes to approved Contract Forms and Funds (and a copy of the revised Contract Form and/or prospectus and a revised Schedule A and/or Schedule C, as appropriate) that can be reasonably expected to affect risks reinsured under this Agreement. Such changes include, but are not limited to, (i) changes to policy form, contract, or prospectus wording that can be reasonably expected to affect risks reinsured under this Agreement, (ii) changes to fees or fee structure, and (iii) addition, deletion or substitution of available Funds that can be reasonably expected to affect the risk profile of the available Funds. Reinsurer will respond in writing to such notice within thirty (30) days following delivery thereof; provided, however, that such changes are deemed approved and with no change in the Reinsurance Premium Rate unless the Reinsurer’s written response in accordance with the following paragraphs is submitted within such thirty (30) day time period. Rejection of a change will not affect reinsurance of Contract Forms listed under Schedule A with the Investment Fund Options in Schedule C, including amendments to Schedules A and C that were previously approved (or deemed approved) by Reinsurer.

6.04    Ceding Company’s notice with respect to any change in policy form, contract or prospectus wording or in fees or fee structure for which notice is required pursuant to Section 6.03 shall include a copy of the revised Contract Form and a revised Schedule A. Within thirty (30) days of Reinsurer’s receipt of such notice, Reinsurer shall notify Ceding Company of its determination whether the revision requires amending this Agreement to adjust the Reinsurance Premium Rates. If Reinsurer determines that the revision requires amending this Agreement, Reinsurer’s notice thereof shall so state and include both a written demonstration that the change has materially affected the risks reinsured under this Agreement and a statement of the required increase in the Reinsurance Premium Rates which shall be commensurate with such change in risk. If Reinsurer determines that the revised Contract Form requires an amendment to the Reinsurance Premium Rates, the revised Reinsurance Premium Rates shall be no greater than twice the Reinsurance Premium Rates provided in Section 4.01.

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6.05   Ceding Company’s notice with respect to any Fund deletion from Schedule C for which notice is required pursuant to Section 6.03 will include a copy of the revised Schedule C. Such Fund deletion will be considered to have the potential to materially affect the risk profile of the available Funds only if (i) the deletion removes the only Fund then in a Morningstar Fund category listed in Schedule D, and (ii) immediately following the deletion, the remaining available Funds represent less than seven (7) of the Morningstar Fund categories listed in Schedule D. If a Fund deletion may materially affect the risk profile in aggregate of the available Fund options within the meaning of the preceding sentence, the Reinsurance Premium Rates will be adjusted in an amount consistent with the demonstrated increase in risk, provided that the new Reinsurance Premium Rates shall be no greater than twice the Reinsurance Premium Rates provided in Section 4.01. Reinsurer shall notify Ceding Company of any such increased Reinsurance Premium Rates within thirty (30) days following Ceding Company’s notice. Other than as expressly provided herein with respect to deletions, nothing in this Agreement shall be construed as requiring Ceding Company to maintain a representation of Morningstar categories among the Investment Fund Options.

6.06   Ceding Company’s notice to Reinsurer with respect to any Fund addition or substitution to Schedule C for which notice is required pursuant to Section 6.03 will include a description of the Fund to be added, or substituted, as set forth in the prospectus for such Fund (or corresponding information), and a revised Schedule C. Ceding Company shall deliver any additional information reasonably requested by Reinsurer within five (5) Business Days following receipt of such request. Such request for information shall not extend the thirty (30) day time limit placed on Reinsurer for providing any written response. With respect to a Fund addition that can be reasonably expected to materially affect the risk profile in aggregate of the available Funds, Reinsurer may, after demonstrating and providing quantifying information concerning the increased risk in a similar manner as described in 6.04, adjust consistent with any demonstrated change in the risk the Reinsurance Premium Rates applied to the portion of the Reinsured GMDB Amount corresponding to the portion of aggregate Account Value invested in the new Fund(s); the calculation of such portion shall be made by determining the percentage of aggregate Account Value invested in the new Funds and applying that percentage to the Reinsured GMDB Amount. The new Reinsurance Premium Rates shall be no greater than twice the Reinsurance Premium Rates provided in Section 4.01. A Fund substitution shall be subject to this Section 6.06 if the surviving Fund is not already listed in Schedule C; otherwise, substitutions will be subject to Section 6.05.

6.07   The issue age limits must fall within the limits as shown in Schedule A, unless an exception is permitted by mutual written agreement between the parties. Ceding Company shall provide prior written notice to Reinsurer of any changes in its published limits and rules identified on Schedule A, and Reinsurer shall have no liability with respect to revised limits and rules unless and until Reinsurer provides written notice to Ceding Company that such revised limits and rules are acceptable.

6.08   For the avoidance of doubt, all notices pursuant to this Article 6 shall be in writing as described in Article 21. The parties may designate in writing persons to receive Article 6 notices who are different from the persons designated in Article 21.

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Article 7

Statutory Reserve Credit

[REDACTED]

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Article 8

Reporting

8.01   The Ceding Company will provide the Reinsurer with information necessary to properly account for, report, validate and manage the risk of the business reinsured. Information required as specified in this Article shall be provided in an electronic format and shall be mutually agreed upon by the Ceding Company and the Reinsurer.

8.02   Within thirty (30) days after the close of each calendar month, the Ceding Company will submit reports and data in accordance with Schedule E. The Ceding Company agrees to provide or make available to the Reinsurer reasonable additional documentation as may be necessary to support the items reported and manage the risk of the business reinsured.

8.03   The liability of the Reinsurer, that is Reinsurance Benefits payable in any month less Monthly Reinsurance Premiums (net balance), shall be settled and paid to the Ceding Company monthly on the basis of the monthly reports prepared by the Ceding Company as described in Schedule E. Payment of any amount due to be paid by the Reinsurer or the Ceding Company shall be determined on a net basis. If the net balance is payable to the Reinsurer, the Ceding Company must include this payment with the statement. If the net balance is payable to the Ceding Company, the Reinsurer must remit payment to the Ceding Company within thirty (30) days after receiving the statement. Any payment not made within the above specified time periods will be considered delinquent, unless the payment period is extended as agreed upon by both parties. Delinquent payments will accrue interest at the 3 month London Interbank Offering Rate (LIBOR) plus 100 basis points as of the close of the Business Day on or immediately following the settlement due date. Such interest shall become immediately due and payable by the applicable party.

8.04   Termination Because of Non-Payment of Premium. When net balances due to the Reinsurer on the basis of the monthly reports prepared by the Ceding Company as described in Schedule E are undisputed and not paid within forty-five (45) days of the date specified in Section 8.02, the Reinsurer shall have the right to terminate this Agreement by giving the Ceding Company thirty (30) days written notice. During this thirty (30) day period, the Ceding Company shall have the ability to cure this situation by paying the amounts owed with interest in accordance with Section 8.03 to the Reinsurer as determined by the provisions of this Agreement. As of the close of this thirty (30) day period, if this situation has not been cured, this Agreement and all of the Reinsurer’s liability will terminate effective as of the last day of the thirty-day notice period. Regardless of such termination, the Ceding Company shall continue to be liable to the Reinsurer for unpaid net balances owed to the Reinsurer. The Ceding Company will not force termination under this Section 8.04 solely to avoid the provisions regarding recapture in Article 9 or to transfer the reinsured policies to another Reinsurer.

8.05   Upon termination by the Reinsurer under Section 8.04 above, the Ceding Company and the Reinsurer will mutually agree upon the recapture terms. In the event that the parties cannot reach agreement as to recapture terms, the matter shall be resolved as provided in Article 10, Actuarial Arbitration.

8.06   Currency. The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

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Article 9

Recapture

9.01   Business reinsured under this Agreement will not be eligible for recapture, unless (a) the Reinsurer is insolvent, (b) the Reinsurer is delinquent on an undisputed net amount due to the Ceding Company as described in Section 8.03, the Ceding Company has given the Reinsurer sixty (60) days written notice of its intent to recapture under the provisions of this Section, and the Reinsurer has failed to pay the net amount due with interest by the end of the sixty (60) day notice period, (c) the Reinsurer fails to furnish the required security under the provisions of Articles 7 or (d) the provisions of Section 16.03 apply.

9.02   In the event business reinsured under this Agreement becomes eligible for recapture under Section 9.01 above, the Ceding Company and the Reinsurer will mutually agree upon the recapture terms. In the event that the parties cannot reach agreement as to recapture terms, the matter shall be resolved as provided in Article 10, Actuarial Arbitration.

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Article 10

Actuarial Arbitration

10.01    In the event the Reinsurer and the Ceding Company cannot reach agreement regarding recapture as provided in this Agreement, then the Reinsurer and the Ceding Company shall mutually appoint an independent actuary who shall investigate and determine the actuarial value of the business reinsured. Any actuary appointed pursuant to this Article shall be a Member of the American Academy of Actuaries and shall be knowledgeable about annuity products and the related financial risks.

10.02    In the event the Reinsurer and the Ceding Company cannot reach an agreement on an independent actuary, the matter shall be presented to a panel of three (3) actuaries. Each party shall appoint an actuary within thirty (30) days of either party sending written notice as provided in this Agreement that the parties have reached an impasse and that a panel of actuaries should be appointed. If either party refuses or neglects to appoint an actuary within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may appoint the second actuary. If the two (2) actuaries fail to agree on the selection of a third actuary within thirty (30) days of their appointment, each of them shall name three (3) individuals of whom the other shall decline two (2), and the decision shall be made by drawing lots. Each actuary appointed or selected shall be disinterested in the outcome of the commutation or recapture.

10.03    The actuaries shall make their decision using appropriate assumptions as to interest rates, mortality, lapses and other actuarial assumptions. Key considerations in determining the financial terms of recapture shall include, but not be limited to:

(i)               Projected claim costs for the business reinsured under this Agreement,

(ii)            Projected future reinsurance premiums for the business reinsured under this Agreement, and

(iii)         The costs of carrying statutory reserves for the business reinsured under this Agreement and NAIC risk based capital and/or other required capital measures which are reflective of statutory capital levels which should be maintained for a company with financial strength ratings comparable to those of the Ceding Company.

While these items must be considered, it will be up to the arbitration panel to determine how they should impact the actual determination of the financial terms. Beyond these specific considerations, the actuaries shall be solely responsible for determining what else shall be considered and what procedure they deem appropriate and necessary in the gathering of such facts or data to reach a decision.

10.04    The decision in writing of the majority of the actuaries shall be final and binding upon the parties. Judgment may be entered upon the decision in any court having jurisdiction.

10.05    The Reinsurer and the Ceding Company shall share cost of any actuary appointed pursuant to this Article on an equal basis.

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Article 11

Extra-Contractual Damages

11.01    The Reinsurer will not participate in punitive, and/or compensatory damages and/or statutory penalties that are awarded against the Ceding Company as a result of an act, omission, or course of conduct committed by the Ceding Company, its agents, or representatives in connection with benefits reinsured under this Agreement. The Reinsurer will, however pay its share of statutory penalties, awarded against the Ceding Company in connection with benefits reinsured under this Agreement, if the Reinsurer agreed in advance, in writing, to the specific act of the Ceding Company that resulted in the assessment of such statutory penalty damages. For the avoidance of doubt, the Reinsurer’s approval of forms, funds as provided under Article 6, shall not cause the Reinsurer to have liability for punitive, compensatory or statutory damages, as such approval relates only to the permissibility of those forms or funds for purposes of this reinsurance, and does not constitute an approval for their use with customers.

For purposes of this Article, the following definitions will apply.

“Punitive Damages” are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute.

“Compensatory Damages” are those amounts awarded to compensate for the actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

“Statutory Penalties” are those amounts awarded as a penalty, but are fixed in amount by statute.

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Article 12

Insolvency

12.01    In the event of the Ceding Company’s insolvency and the appointment of a conservator, liquidator, or statutory successor, the portion of any risk or obligation assumed by the Reinsurer shall be payable to the conservator, liquidator, or statutory successor on the basis of claims allowed against the Ceding Company by any court of competent jurisdiction or by any conservator, liquidator, or statutory successor of the company having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims. Payments by the Reinsurer as set forth in this Section shall be made directly to the Ceding Company or to its conservator, liquidator, or statutory successor.

12.02    In the event of the Ceding Company’s insolvency, the conservator, liquidator, or statutory successor shall give written notice of the pendency of a claim against the Ceding Company on any policies reinsured within a reasonable time after such claim is filed. The Reinsurer may interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Ceding Company or its conservator, liquidator, or statutory successor.

12.03    The expenses incurred by the Reinsurer shall be chargeable, subject to court approval, against the Ceding Company as part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company in conservation or liquidation, solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose a defense or defenses to this claim, the expense shall be shared as though such expense had been incurred by the Ceding Company.

12.04    In the event of the Reinsurer’s insolvency, the Ceding Company may cancel the Agreement for future new business and will notify the Reinsurer in writing of its intent. The parties agree to waive the notification period for this cancellation, and the effective date will be no earlier than the effective date of the Reinsurer’s insolvency. Upon giving written notice to the Reinsurer, the Ceding Company may also recapture all of the inforce business reinsured by the Reinsurer under this Agreement. In the event the Ceding Company exercises this recapture option, Article 9 Recapture will apply.

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Article 13

Arbitration

13.01    As a condition precedent to any right of action hereunder, any dispute or difference between the Ceding Company and the Reinsurer relating to the interpretation or performance of this Agreement, including its formation or validity, or any transaction under this Agreement, whether arising before or after termination, shall be submitted to arbitration. Arbitration shall be the method of dispute resolution, regardless of the insolvency of either party, unless the conservator, receiver, liquidator or statutory successor is specifically exempted from arbitration proceeding by applicable law governing the insolvency.

13.02    Arbitration shall be initiated by the delivery of written notice of demand for arbitration by one party to another. Such written notice shall contain a brief statement of the issue(s), the failure on behalf of the parties to reach amicable agreement and the date of demand for arbitration.

13.03    The arbitrators and umpire shall be present or former disinterested officers of life reinsurance or life insurance companies other than the two parties to the Agreement or any company owned by, or affiliated with, either party. Each party shall appoint an individual as arbitrator and the two so appointed shall then appoint the umpire. If either party refuses or neglects to appoint an arbitrator within thirty (30) days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on an umpire within thirty (30) days of the appointment of the second appointed arbitrator, each of the two arbitrators shall nominate three (3) individuals. Each arbitrator shall then decline two (2) of the nominations presented by the other arbitrator. The umpire shall be chosen from the remaining two (2) nominations by drawing lots.

13.04    The arbitration hearings shall be held in the city in which the Ceding Company’s head office is located or any such other place as may be mutually agreed. Each party shall submit its case to the arbitrators and umpire within ninety (90) days of the selection of the umpire or within such longer period as may be agreed upon or as provided by the discretion of the umpire.

13.05    The arbitration panel shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The arbitration panel shall interpret this Agreement as an honorable engagement; they are relieved of all judicial formalities and may abstain from following strict rules of law. The arbitration panel shall be solely responsible for determining what shall be considered and what procedure they deem appropriate and necessary in the gathering of such facts or data to decide the dispute, including without limitation, discretionary power to make orders as to matters which it may consider proper in the circumstances of the case, including pleadings, discovery, inspection of documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence whether oral or written strictly admissible or not as it shall in its discretion think fit.

13.06    The decision in writing of the majority of the arbitration panel shall be final and binding upon the parties. Judgment may be entered upon the final decision of the arbitration panel in any court having jurisdiction. The panel is empowered to grant interim relief as it may deem appropriate.

13.07    Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. Jointly incurred costs of the arbitration are to be borne equally by

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both parties. Jointly incurred costs are specifically defined as any costs that are not solely incurred by one of the parties. Costs incurred solely by one of the parties shall be borne by that party.

13.08    Recapture disputes are governed by Actuarial Arbitration in accordance with Article 10. If other disputes are of an actuarial nature, the parties may mutually agree to submit the dispute to Actuarial Arbitration in a form substantially similar to Article 10. If the parties cannot mutually agree to Actuarial Arbitration, then Arbitration will commence in accordance with this Section.

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Article 14

Entire Agreement

14.01    This Agreement supersedes any and all prior discussions and understandings between the parties and, upon its execution, constitutes the sole and entire agreement with respect to the reinsurance provided hereunder. There are no understandings between the parties other than as expressed in this Agreement. Any change or modification to the Agreement shall be null and void unless effected by a writing subscribed by both the Ceding Company and the Reinsurer. Any waiver shall constitute a waiver only in the circumstances for which it was given and shall not be a waiver of any future circumstance.

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Article 15

Jurisdiction

15.01   It is agreed that in the event the obligations under this Agreement are not performed by the Reinsurer, at the request of the Ceding Company, the Reinsurer shall submit to the jurisdiction of any court of competent jurisdiction within the United States and shall comply with all the requirements necessary to give that court jurisdiction. All matters arising under this Agreement shall be determined in accordance with the law and practice of such court. Nothing in this clause constitutes or should be understood to constitute a waiver of the Reinsurer’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. Service of process, in any such suit, may be made upon its agent for service of process, CT Corporation at CT Corporation System, One Commercial Plaza, Hartford, CT 06103. The Reinsurer shall abide by the final decision of such court or of any appellate court in the event of an appeal, for any suit instituted against the Reinsurer under this Agreement.

15.02   The agent for service of process is authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Ceding Company, give a written undertaking to the Ceding Company that the agent will enter a general appearance on behalf of the Reinsurer in the event such a suit is instituted.

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Article 16

General Provisions

16.01   Inspection of Records.

A.   The Reinsurer, or its duly authorized representative, shall have access at any reasonable time during regular business hours, to all records of the Ceding Company that reasonably pertain to this Agreement, including the right to photocopy and retain copies of such documents. Other than as may be allowed as part of discovery in any arbitration and which shall be subject to a protective order, the Reinsurer shall not have access to the Ceding Company’s pricing or profitability analysis or risk management guidelines. Books and records shall be maintained in accordance with prudent standards of insurance company record keeping and must be retained for a period of at least three (3) years after the final settlement date. Within one hundred and fifty (150) days following the end of each calendar year, the Ceding Company and the Reinsurer shall make available to each other with copies of their respective audited financial statements.

B.   The Ceding Company, or its duly authorized representative, shall have access at any reasonable time during regular business hours, to the Reinsurer’s books and records of premium and loss accounts and all documents relating to required security under this Agreement. Ceding Company shall have the right to photocopy and retain copies of such documents of Reinsurer. In addition, Reinsurer will provide Ceding Company a copy of this Agreement between the Ceding Company and the Reinsurer if so requested. Other than as may be allowed as part of discovery in any arbitration and which shall be subject to a protective order, the Ceding Company shall not have access to the Reinsurer’s pricing or profitability analysis or risk management guidelines. Such books and records shall be maintained in accordance with prudent standards of reinsurance company record keeping and must be retained for a period of at least three (3) years after the final settlement date. Notwithstanding any other provision in this Agreement, for any breach of the obligations in this paragraph, the Ceding Company’s sole remedy shall be a claim for damages as caused solely by the Reinsurer’s failure or inability to perform its obligations under this paragraph.

C.   Upon reasonable notice, each party agrees to cooperate with the other in complying with any judicial, litigation, arbitration, or regulatory request or inquiry.

16.02   Representations and Warrants. The Ceding Company and the Reinsurer agree that all matters with respect to this Agreement require their ulmost good faith. Each party represents and warrants to the other party that it is solvent on a statutory basis in all jurisdictions in which it does business or is licensed.

16.03   Assignment or Transfer. Neither this Agreement nor any reinsurance under this Agreement shall be sold, assigned or transferred by the Ceding Company or the Reinsurer without prior written consent of the other party. Such approval shall not unreasonably be withheld. If it is determined that such sale, assignment or transfer would result in a material adverse economic impact to the other party relative to the position of the other party before sale, transfer, or assignment, and the other party so objects, this Agreement shall be terminated with respect to all business reinsured under this Agreement. The Ceding Company and the Reinsurer agree to mutually calculate a termination charge that shall be paid by one party to the other party upon the sale, transfer, or assignment. This provision is subject to Articles 9 and 10. The provisions of this Section 16.03 are not intended to preclude the Reinsurer from retroceding the reinsurance on an indemnity basis, nor to prevent successors in interest from having rights and obligations under this Agreement.

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16.04   Severability. If any term or provision under this Agreement shall be held or made invalid, illegal or unenforceable by an arbitration or court decision, statute, rule or otherwise, such term or provision shall be amended to the extent necessary to conform with the law and all of the other terms and provisions of this Agreement shall remain in full force and effect.

16.05   Parties to Agreement. This Agreement is solely between the Ceding Company and the Reinsurer. There is no third party to this Agreement. Reinsurance under this Agreement shall not create any right or legal relationship between the Reinsurer and any other person, for example, any insured, policy owner, agent, beneficiary or assignee. The Ceding Company further agrees that it will not make the Reinsurer a party to any litigation between any such third party and the Ceding Company.

16.06   Offset. Any debts or credits not in disputes, in favor of or against either the Reinsurer or the Ceding Company with respect to this Agreement are deemed mutual debts or credits and may be offset and only the balance will be allowed or paid. The right of offset will not be affected or diminished because of the insolvency of either party unless otherwise prohibited by law.

16.07   Governing Law. This Agreement shall be governed as to performance, administration and interpretation by the laws of the State of Connecticut, exclusive of the rules with respect to conflicts of law.

16.08   Errors and Omissions. Unintentional clerical errors, omissions or misunderstandings in the administration of this Agreement by either the Ceding Company or the Reinsurer shall not invalidate the reinsurance hereunder provided that a prompt notice of the error, omission or misunderstanding is provided to the other party after discovery and the error, omission or misunderstanding is corrected within a mutually agreed upon timeframe. Both companies shall be restored, to the extent possible, to the position they would have occupied had the error, omission or misunderstanding not occurred, but the liability of the Reinsurer under this Agreement shall in no event exceed the limits specified herein.

16.09   Schedules and Section Headings. Schedules attached hereto are made a part of this Agreement. Section headings are provided for reference purposes only and are not made a part of this Agreement.

16.10   Execution. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

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Article 17

Letter of Credit

17.01   If applicable, this Article and Article 7 shall set forth the terms and conditions under which any letter of credit required hereunder shall be held.

17.02   Letter of Credit. The Reinsurer shall provide at the Reinsurer’s expense the Ceding Company with a clean, unconditional, evergreen and irrevocable letter of credit, in the amount specified in the statement described in Section 17.03 below. The terms and bank shall be acceptable to the regulatory authority(ies) having jurisdiction including New York and Connecticut. The letter of credit shall follow the format attached hereto as Schedule F.

17.03   Statutory Reserve Statement. The Ceding Company will provide the Reinsurer with a quarterly statement showing the Reinsurer’s share of the statutory reserve, as defined in Article 7, associated with the reinsured business. The security in the form of a Letter of Credit or a Trust or any combination of the two will equal or exceed the security required under Article 7.

17.04   Expiration. The Reinsurer hereby agrees that the letter of credit will provide for automatic extension of the letter of credit without amendment for one year from the date of expiration of said letter or any future expiration date, unless thirty (30) days prior to any expiration the issuing bank notifies the Ceding Company by Registered Mail that the issuing bank elects not to consider the letter of credit renewed for any additional period.

17.05   Drawing Upon Letter of Credit. Notwithstanding any other provision of this Agreement, the Ceding Company or its successors in interest may draw upon such credit at any time for one or more of the following purposes only:

a)                To pay or reimburse the Ceding Company for the Reinsurer’s share of Reinsurance Benefits, to the extent paid by the Ceding Company, but not yet recovered from the Reinsurer, under the terms and provisions of the business reinsured under this Agreement;

b)               To pay or reimburse the Ceding Company for any other amounts necessary to secure the statutory reserve credit or reduction from liability for reinsurance taken by the Ceding Company, as calculated in accordance with 7.01;

c)                To withdraw, solely to the extent of, and for the uses and purposes specified herein which remain executory at the time the Ceding Company has received an effective notice of non-renewal of the letter of credit and the Reinsurer’s liability remains unliquidated and undischarged thirty (30) days prior to the expiration date of the letter of credit;

d)               To pay or reimburse the Ceding Company for the Reinsurer’s share of any other amounts due under this Agreement; and

e)                To fund an account representing the Reinsurer’s net obligations due under this Agreement. Such cash deposit will be held in an interest-bearing account separate from Ceding Company’s other assets and interest thereon will be credited to Reinsurer if Reinsurer is not in breach of this Agreement.

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17.06    Effect of Authorized Withdrawals. In the event the Ceding Company or its successors in interest draws upon the letter of credit in accordance with Section 17.05 above, the Reinsurer shall immediately be entitled to proportionally reduce its share of the statutory reserve, as defined in Article 7, associated with the reinsured policies.

17.07    Amendment to Letter of Credit. At semi-annual intervals to include within thirty (30) days prior to the end of the calendar year, or more frequently as determined by the Ceding Company but never more frequently than quarterly, the Ceding Company shall prepare a specific statement, for the sole purpose of amending the letter of credit, of the Reinsurer’s share of the statutory reserve associated with the reinsured policies and the security required under Article 7. Such amount provided within thirty (30) days prior to the end of the calendar year shall necessarily be an estimate of the projected year end Reinsurer’s share of the statutory reserves. If the statement shows that the Reinsurer’s required security under Article 7 exceeds the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Ceding Company of an amendment to the letter of credit or an additional letter of credit increasing the amount of credit by the amount of such difference. If the statement shows, however, that the Reinsurer’s share of the statutory reserve is less than the balance of credit as of the statement date, the Ceding Company shall, within thirty (30) days after providing such a statement to the Reinsurer, release such excess credit by agreeing to secure an amendment to the letter of credit reducing the amount of credit available by the amount of such excess credit.

17.08    Insolvency. The rights and obligations of the Reinsurer and the Ceding Company, as set forth in this Article, shall not be diminished in any manner whatsoever by the insolvency of the Ceding Company or the Reinsurer.

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Article 18

Trust

18.01    If applicable, this Article and Article 7 shall set forth the terms and conditions under which any trust required hereunder shall be held.

18.02    If assets are deposited into a trust as security for the Ceding Company’s reserve credits relating to business reinsured under this Agreement, the following will apply.

At the time the determination is made to establish a trust, the Ceding Company will forward to the Reinsurer a statement of the Reinsurer’s obligations under this Agreement and then quarterly thereafter. Upon receipt of the initial statement, the Reinsurer will establish a trust (the “Trust”) at the Reinsurer’s expense for the benefit of the Ceding Company. All expenses associated with the establishment of the Trust will be borne by the Reinsurer.

The Ceding Company as beneficiary and the Reinsurer as grantor, will enter into a trust agreement with a trustee pursuant to which the Trust will be established and funded. The trustee will be a financial institution that is organized or licensed under the laws of the United States or any state thereof and has been granted authority to operate with fiduciary powers, and is regulated by federal or state authorities having regulatory authority over banks and trust companies.

The Reinsurer will deposit assets in the Trust. The value of these assets divided by 102%, together with any other security the Reinsurer provides to support this Agreement, will equal or exceed the required security under Article 7. Assets deposited in the Trust will be valued according to their current fair market value and may consist of (a) cash; (b) securities listed by the Securities Valuation Office of the National Association of Insurance Commissioners and qualifying as admitted assets; or (c) any other form of security acceptable to the insurance commissioner of the Ceding Company’s state of domicile.

The Reinsurer will deliver such assets to the trustee in such form that the trustee may negotiate the assets without the Reinsurer’s consent or signature. The Ceding Company will be authorized to request a transfer of cash or securities or their proceeds from the Trust to pay amounts due and owing from the Reinsurer under this Agreement. However, if there is a bona fide dispute between the Ceding Company and the Reinsurer concerning the amount due from the Reinsurer for any claim under this Agreement, the Ceding Company will not request a transfer from the Trust for that claim until such dispute is resolved. The Ceding Company will promptly return to the Reinsurer any excess value received from the Trust beyond the amount ultimately determined to be necessary to fulfill the Reinsurer’s obligation under this Agreement.

18.03    Drawing Upon the Trust. Notwithstanding any other provision of this Agreement, the Ceding Company or its successors in interest may draw upon such trust at any time for one or more of the following purposes only:

a)                To pay or reimburse the Ceding Company for the Reinsurer’s share of Reinsurance Benefits paid by the Ceding Company, but not yet recovered from the Reinsurer, under the terms and provisions of the business reinsured under this Agreement;

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b)               To pay or reimburse the Ceding Company for any other amounts necessary to secure the credit or reduction from liability for reinsurance taken by the Ceding Company as calculated in accordance with 7.01;

c)                To pay or reimburse the Ceding Company for the Reinsurer’s share of any other amounts the Ceding Company claims are due under this Agreement;

d)               To fund an account representing the Reinsurer’s net obligations due under this Agreement. Such cash deposit will be held in an interest-bearing account separate from Ceding Company’s other assets and interest thereon will be credited to Reinsurer if Reinsurer is not in breach of this Agreement.

The terms of the trust agreement will require the trustee to transfer cash or securities or their proceeds to the Ceding Company upon the Ceding Company’s written request, and approval of the Reinsurer shall not be required by the trustee. The trust agreement will also provide that the Reinsurer has no cause of action against the trustee for such a transfer.

The Trust will remain in effect for as long as the Reinsurer has outstanding obligations due under this Agreement and the Trust is required to secure the Ceding Company’s statutory reserve credit, or until terminated by mutual agreement.

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Article 19

Commencement and Termination
of Variable Annuity Contract Coverage

19.01    This Agreement shall be effective as of October 1, 2002, and shall remain in force for an indefinite period unless terminated in accordance with Section 8.04 or through recapture.

19.02    [REDACTED]

19.03 After termination of coverage of new business, the Reinsurer and the Ceding Company shall remain liable for all reinsurance on contracts issued on Contract Forms and covered prior to the termination of coverage of new business, including those contracts issued on Contract Forms for which subsequent premium payments are made.

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Article 20

Proprietary Information/Confidentiality

20.01    The Ceding Company and the Reinsurer agree that the Customer and Proprietary Information will be treated as confidential. Customer Information includes, but is not limited to, medical, financial, and other personal information about proposed, current, and former contact, and annuitants, and beneficiaries of annuity contracts issued by the Ceding Company. Proprietary Information includes, but is not limited to, business plans and trade secrets; pricing information; mortality and lapse studies, actuarial assumptions and guidelines, applications and Contract Forms, and the specific terms and conditions of this Agreement. Customer and Proprietary Information will not include information that:

a)                is or becomes available to the general public through no fault of the party receiving the Customer or Proprietary Information (the “Recipient”);

b)               is independently developed by the Recipient without reference to or use of the disclosing party’s Customer or Proprietary Information;

c)                is acquired by the Recipient from a third party not covered by a confidentiality agreement;

d)               was rightfully known to or already in possession of the Recipient prior to disclosure; or

e)                is disclosed under a court order, law or regulation provided that, in the event the Recipient is required by law, regulation or court order to disclose Customer or Proprietary Information, the Recipient will (i) notify the disclosing party, (ii) consult with the disclosing party as to the advisability of taking steps to resist or narrow such request, and (iii) if so instructed by the disclosing party, cooperate with the disclosing party in seeking a protective order or other appropriate remedy.

20.02    The parties will not disclose such information to other parties unless agreed to in writing, except: 1) as necessary for retrocession purposes; 2) as requested by outside counsel, or external auditors; 3) as required by court order; or 4) as required or allowed by law or regulation. The Ceding Company acknowledges that the Reinsurer can aggregate data with other companies reinsured by the Reinsurer as long as the data cannot be identified as belonging to the Ceding Company.

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Article 21

Notices

21.01    Notices. All notices and other communications hereunder shall be in writing and shall be either (a) deposited in first class United States mail, certified, with postage prepaid, (b) delivered by messenger, (c) sent by a nationally recognized overnight courier, or (d) sent by fully completed and confirmed facsimile transmission (with a written confirmation simultaneously sent in first class United States mail), as follows:

If to the Ceding Company:
Charles Vest, Vice President
Hartford Life
200 Hopmeadow Street
Simsbury, CT 06089
Facsimile: (860) 843-3550

Copy (which shall not constitute notice) to:
Chief Actuary
Hartford Life
200 Hopmeadow Street
Simsbury, CT 06089
Facsimile: (860) 843-5568

General Counsel
Hartford Life
200 Hopmeadow Street
Simsbury, CT 06089
Facsimile: (860) 843-8665

If to the Reinsurer:
Chief Financial Officer
ACE Tempest Life Reinsurance Ltd.
The ACE Tempest Re Building, 30 Woodbourne Avenue
Hamilton, HM 08 Bermuda
Facsimile: (441) 295-2888

Copy (which shall not constitute notice) to:
General Counsel to
ACE Tempest Life Reinsurance
ACE Tempest Re Building, 30 Woodbourne Avenue
Hamilton, HM 08 Bermuda
Facsimile: 441 295 1996

or such other address or fax number as any party may request by notice given under this Section. Notices sent as provided herein shall be deemed given on the date received by the recipient. If a recipient rejects or refuses to accept a notice given pursuant to this Section, or if a notice is not deliverable because of a changed address or fax number of which no notice was given in accordance with this Section, such notice shall be deemed to be received two (2) Business Days after such notice was mailed or faxed (whether as

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to actual notice or as to confirmation of a faxed notice) in accordance with the terms hereof. The foregoing shall not preclude the effectiveness of actual written notice given to a party at any address or by any means.

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Executed in duplicate by	Executed in duplicate by
Hartford Life and Annuity	ACE Tempest Life
Insurance Company	Reinsurance Ltd.
and
Hartford Life Insurance Company
at Hartford, Connecticut,	at Hamilton, Bermuda,

on	October 18, 2004.	on	October 11, 2004.

By:	/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
Title	Vice President	Title	Senior Vice President and Chief Life Officer

By:	/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
Title	Associate Actuary	Title	Vice President and Life Actuary

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Schedule A

Listing of Contract Forms

Rider policy forms (as listed under each GMDB Type below) and state variations thereof issued with the products Outlook, Core, Access, Plus and Edge covered under the following policy forms (and state variations thereof):

“Current” Contract Forms

HL-VA99	LA-VA99
HL-VA00	LA-VA00
HL-ASHARE98	LA-ASHARE98
HL-ASHARE99PS	LA-ASHARE99PS
HL-NCDSC98	LA-NCDSC98
HL-NCDSC99PS	LA-NCDSC99PS
HL-NCDSC98DW	LA-NCDSC98DW
HL-VAXC99	LA-VAXC99

“2003 Generation” Contract Forms

HL-NCDSC03	LA-NCDSC03
HL-ASHARE03	LA-ASHARE03
HL-VAXC03	LA-VAXC03
HL-VA03	LA-VA03

GMDB Type 1 (EPB/MAV on “Current” Contract Forms — Issue Ages: 0-75)

HL-VA00EDB
LA-VA00EDB
HL-ASHARE00EDB
LA-ASHARE00EDB
HL-VAXC00EDB-1
LA-VAXC00EDB-1

GMDB Type 2 (EPB/MAV on “2003 Generation” Contract Forms — Issue Ages: 0-75)

HL-VAEPBMAV03
LA-VAEPBMAV03
HL-VAPLEPBMAV03
LA-VAPLEPBMAV03
HL-ASHAREEPBMAV03
LA-ASHAREEPBMAV03

GMDB Type 3 (EPB/APB on “2003 Generation” Contract Forms — Issue Ages: 0-75)

Upon filing of the riders necessary to launch this benefit, the parties have agreed to amend this Schedule A to include such Rider Policy Forms.

GMDB Type 4 (MAV for “2003 Generation” Contract Forms — Issue Ages: 0-75)

MN
HL-VAMAV703MN
LA-VAMAV703MN
HL-VAPLUSMAV703MN
LA-VAPLUSMAV703MN

NY
HL-VAMAV03NY
HL-VAPLUSMAV03NY

WA
HL-VAMAV03WA
LA-VAMAV03WA
HL-VAPLUSMAV03WA
LA-VAPLUSMAV03WA

GMDB Type 5 (MAV on “Current” Contract Forms — Issue Ages: 0-75)

Death benefit is defined as part of underlying contract form.

GMDB Type 6 (Modified MAV on “2003 Generation” Contract Forms — MAV to age 70, APB thereafter-Issue Ages: 0-70)

HL-VAMAV703
LA-VAMAV703
HL-VAPLUSMAV703
LA-VAPLUSMAV703

HL-VALPB03-1
LA-VALPB03-1
HL-VAPLUSLPB03-1
LA-VAPLUSLPB03-1

Schedule B

Listing and Descriptions of GMDB Types

GMDB Type 1 (EPB/MAV on “Current” Contract Forms)

GMDB Type 1 coverage applies to “Current” contract forms (as described in Schedule A) in which contractholders have elected an optional Earnings Protection Benefit rider. GMDB and EPB benefits are as described below.

GMDB: Annual ratchet GMDB (including the “0th” anniversary defined as the initial deposit) frozen at the contract anniversary preceding attainment of age 81, reduced proportionally for any partial withdrawals.

EPB: For issue ages 0-69, account value plus 40% of fund growth (fund growth limited to 200% of net purchase payments). For issue ages 70-75, account value plus 25% of fund growth (fund growth limited to 200% of net purchase payments).

GMDB and EPB benefits are fully defined in the prospectus and related materials.

GMDB Type 2 (EPB/MAV on “2003 Generation” Contract Forms)

GMDB Type 2 coverage applies to “2003 Generation” contract forms (as described in Schedule A) in which contractholders have elected an optional Enhanced Death Benefit rider. The Enhanced Death Benefit Rider provides GMDB and EPB benefits are as described below.

GMDB: Annual ratchet GMDB (including the “0th” anniversary defined as the initial deposit) frozen at the contract anniversary preceding attainment of age 81, where the annual ratchet GMDB is reduced dollar-for-dollar for partial withdrawals up to the free-out amount (10% per year) and proportionally for any partial withdrawals exceeding the 10% free out amount.

EPB: For issue ages 0-69, account value plus 40% of fund growth (fund growth limited to 200% of net purchase payments). For issue ages 70-75, account value plus 25% of fund growth (fund growth limited to 200% of net purchase payments).

GMDB and EPB benefits are fully defined in the prospectus and related materials.

Schedule B

Listing and Descriptions of GMDB Types
(continued)

GMDB Type 3 (EPB/APB on “2003 Generation” Contract Forms)

GMDB Type 3 coverage applies to “2003 Generation” contract forms (as described in Schedule A) in which contractholders have elected an optional Earnings Protection Benefit rider. GMDB and EPB benefits are as described below.

GMDB: The lesser of

(i)               Account value plus 25% of the annual ratchet GMDB (including the “0th” anniversary defined as the initial deposit) frozen at the contract anniversary preceding attainment of age 81, where the annual ratchet GMDB is reduced dollar-for-dollar for partial withdrawals up to the free-out amount (10% per year) and proportionally for any partial withdrawals exceeding the 10% free out amount.

(ii)            Annual ratchet GMDB (including the “0th” anniversary defined as the initial deposit) frozen at the contract anniversary preceding attainment of age 81, where the annual ratchet GMDB is reduced dollar-for-dollar for partial withdrawals up to the free-out amount (10% per year) and proportionally for any partial withdrawals exceeding the 10% free out amount.

EPB: For issue ages 0-69, account value plus 40% of fund growth (fund growth limited to 200% of net purchase payments). For issue ages 70-75, account value plus 25% of fund growth (fund growth limited to 200% of net purchase payments).

GMDB and EPB benefits are fully defined in the prospectus and related materials.

GMDB Type 4 (MAV for “2003 Generation” Contract Forms)

GMDB Type 4 coverage applies to “2003 Generation” contract forms (as described in Schedule A) in which contractholders have elected an optional Enhanced Maximum Anniversary Value Death Benefit rider. GMDB benefits are as described below.

GMDB: Annual ratchet GMDB (including the “0th” anniversary defined as the initial deposit) frozen at the contract anniversary preceding attainment of age 81, where the annual ratchet GMDB is reduced dollar-for-dollar for partial withdrawals up to the free-out amount (10% per year) and proportionally for any partial withdrawals exceeding the 10% free out amount.

GMDB benefits are fully defined in the prospectus and related materials.

GMDB Type 5 (MAV on “Current” Contract Forms)

GMDB Type 5 coverage applies to “Current” contract forms (as described in Schedule A) sold through the A.G. Edwards distribution system on or after June 1, 2003.

GMDB: Annual ratchet GMDB (including the “0th” anniversary defined in the initial deposit) frozen at the contract anniversary preceding attainment of age 81, reduced proportionally for any partial withdrawals.

GMDB benefits are fully defined in the prospectus and related materials.

GMDB Type 6 (Modified MAV on “2003 Generation” Contract Forms)

GMDB Type 6 coverage applies to “2003 Generation” contract forms (as described in Schedule A). GMDB benefits are as described below.

GMDB: For attained ages up to 71, annual ratchet GMDB (including the “0th” anniversary defined in the initial deposit) frozen at the contract anniversary preceding attainment of age 71, where the annual ratchet GMDB is reduced dollar-for-dollar for partial withdrawals up to the free-out amount (10% per year) and proportionally for any partial withdrawals exceeding the 10% free-out amount. At attainment of age 71, the annual ratchet GMDB shall be frozen (“Frozen MAV GMDB”).

For attained ages over 71, the greater of the “Frozen MAV GMDB” and

The lesser of:

(i)               Account value plus 25% of the annual ratchet GMDB (including the “0th” anniversary defined as the initial deposit) frozen at the contract anniversary preceding attainment of age 81, where the annual ratchet GMDB is reduced dollar-for-dollar for partial withdrawals up to the free-out amount (10% per year) and proportionally for any partial withdrawals exceeding the 10% free-out amount.

(ii)            Annual ratchet GMDB (including the “0th” anniversary defined as the initial deposit) frozen at the contract anniversary preceding attainment of age 81, where the annual ratchet GMDB is reduced dollar-for-dollar for partial withdrawals up to the free-out amount (10% per year) and proportionally for any partial withdrawals exceeding the 10% free-out amount.

GMDB benefits are fully defined in the prospectus and related materials.

Schedule C

Investment Fund Options

Investment Fund Options under Contract Types reinsured under this Agreement are as follows:

a) Fixed Accounts on the forms listed in Schedule A
b) Variable Accounts as listed below

AIM Funds

AIM V.I. Aggressive Growth Fund

AIM V.I. Basic Value Fund

AIM V.I. Blue Chip Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. Dent Demographic Trends Fund

AIM V.I. Government Securities Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth Fund

AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Premier Equity Fund

AllianceBernstein Funds

Alliance Global Bond Fund

Alliance Growth Income Fund

American Funds

American Funds Asset Allocation Fund

American Funds Blue Chip Income and Growth Fund

American Funds Bond Fund

American Funds Global Growth Fund

American Funds Global Small Capitalization Fund

American Funds Growth Fund

American Funds Growth-Income Fund

American Funds International Fund

American Funds New World Fund

AmSouth Funds

AmSouth Capital Growth Fund

AmSouth Select Equity Fund

AmSouth Value Fund

Armada Funds

Armada Advantage Equity Growth Fund

Armada Advantage International Equity Fund

Armada Advantage Mid Cap Growth Fund

BB&T Funds

BB&T Capital Appreciation Fund

BB&T Capital Manager Aggressive Growth Fund

BB&T Growth and Income Fund

BB&T Large Company Growth Fund

Evergreen Funds

Evergreen VA Capital Growth Fund

Evergreen VA Foundation Fund

Evergreen VA Fund

Evergreen VA Growth Fund

Evergreen VA International Equity Fund

Evergreen VA Omega Fund

Evergreen VA Special Equity Fund

Evergreen VA Special Values Fund

OFFIT VIF — High Yield Fund

Fifth Third Funds

Fifth Third Balanced VIP Fund

Fifth Third Disciplined Value VIP Fund

Fifth Third Mid Cap VIP Fund

Fifth Third Quality Growth VIP Fund

First American Funds

First American International Portfolio

First American Large Cap Growth Portfolio

First American Mid Cap Growth Portfolio

First American Small Cap Growth Portfolio

First American Technology Portfolio

First Horizon Funds

First Horizon Capital Appreciation Portfolio

First Horizon Growth & Income Portfolio

Franklin Funds

Franklin Income Securities Fund

Franklin Large Cap Growth Securities Fund

Franklin Mutual Shares Securities Fund

Franklin Small Cap Fund

Franklin Strategic Income Securities Fund

Franklin Technology Security Fund

Hartford Funds

Hartford Advisers HLS Fund

Hartford Bond HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Growth & Income Fund

Hartford Dividend and Growth HLS Fund

Hartford Focus HLS Fund

Hartford Global Advisors HLS Fund

Hartford Global Communication HLS Fund

Hartford Global Financial Services HLS Fund

Hartford Global Health HLS Fund

Hartford Global Leaders HLS Fund

Hartford Global Technology HLS Fund

Hartford Growth HLS Fund

Hartford Growth Opportunities HLS Fund

Hartford High Yield HLS Fund

Hartford Index HLS Fund

Hartford International Capital Appreciation HLS Fund

Hartford International Opportunities HLS Fund

Hartford International Small Company HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Money Market HLS Fund

Hartford Mortgage Securities HLS Fund

Hartford Small Company HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford Stock HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford Value HLS Fund

Hartford Value Opportunities HLS Fund

Huntington Funds

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA Mid Corp America Fund

Huntington VA New Economy Fund Account

Huntington VA Rotating Index Fund

Merrill Lynch Funds

Merrill Lynch Global Growth V.I. Fund

Merrill Lynch Large Cap Growth V.I. Fund

MFS Funds

MFS Capital Opportunities Series

MFS Emerging Growth Series

MFS Global Equity Series

MFS High Income Series

MFS Investors Growth Stock Series

MFS Investors Trust Series

MFS Mid Cap Growth Series

MFS New Discovery Series

MFS Total Return Series

Morgan Stanley Funds

Morgan Stanley American Opportunities

Morgan Stanley Balanced Growth

Morgan Stanley Capital Opportunities

Morgan Stanley Developing Growth

Morgan Stanley Dividend Growth

Morgan Stanley Diversified Income Fund

Morgan Stanley Global Equity

Morgan Stanley Growth

Morgan Stanley Money Market

Morgan Stanley Utilities Portfolio

Morgan Stanley Value-Added Market

Morgan Stanley UIF Active International Allocation Fund

Morgan Stanley UIF Core Plus Fixed Income

Morgan Stanley UIF Emerging Markets Debt

Morgan Stanley UIF Emerging Markets Equity

Morgan Stanley UIF High Yield

Morgan Stanley UIF Technology

Morgan Stanley U.S. MidCap Value

Nations Funds

Nations Asset Allocation Portfolio

Nations Capital Growth Portfolio

Nations High Yield Bond Portfolio

Nations International Value Portfolio

Nations Marsico 21st Century Portfolio

Nations Marsico Focused Equities Portfolio

Nations Marsico Growth Portfolio

Nations Marsico International Opportunities Portfolio

Nations MidCap Growth Portfolio

Nations Small Company Portfolio

Nations Value Portfolio

One Group Investment Trust Funds

One Group Investment Trust Bond Portfolio

One Group Investment Trust Diversified Equity Portfolio

One Group Investment Trust Diversified Mid Cap Portfolio

One Group Investment Trust Large Cap Growth Portfolio

One Group Investment Trust Mid Cap Value Portfolio

Prudential Funds

Prudential Jennison 20/20 Focus Portfolio

Prudential Jennison Growth Portfolio

Prudential Jennison International Growth Portfolio

Prudential Value Portfolio

Putnam Funds

Putnam American Government Income

Putnam Capital Appreciation

Putnam Voyager II

Putnam Diversified Income

Putnam Global Asset Allocation

Putnam Global Equity

Putnam Growth and Income

Putnam Growth Opportunities

Putnam Health Sciences

Putnam High Yield

Putnam Income

Putnam International Growth

Putnam International Growth and Income

Putnam International New Opportunities

Putnam Investors

Putnam Money Market

Putnam New Opportunities

Putnam New Value

Putnam OTC & Emerging Growth

Putnam Research

Putnam Small Cap Value

Putnam The George Putnam Fund of Boston

Putnam Utilities Growth and Income

Putnam Vista

Putnam Voyager

Salomon Brothers Funds

Salomon Capital Fund

Salomon Brothers Variable High Yield Bond Fund

Salomon Brothers Variable Investors Fund

Salomon Brothers Variable Total Return Fund

STI Classic Funds

STI Classic VT Capital Appreciation Fund

STI Classic VT Growth and Income Fund

STI Classic VT Mid-Cap Equity Fund

STI Classic VT Value Income Stock Fund

Templeton Funds

Templeton Developing Markets Securities Fund

Templeton Foreign Securities Fund

Templeton Growth Securities Fund

UBS Funds

UBS Tactical Allocation Portfolio

Van Kampen Funds

Van Kampen Enterprise

Van Kampen Growth and Income

Victory Funds

Victory Diversified Stock Fund

Victory Small Company Opportunity Fund

Wells Fargo Funds

Wells Fargo Asset Allocation Fund

Wells Fargo Equity Income Fund

Wells Fargo Equity Value Fund

Wells Fargo Growth Fund

Wells Fargo International Equity Fund

Wells Fargo Large Company Growth Fund

Wells Fargo Money Market Fund

Wells Fargo Small Cap Growth Fund

Wells Fargo VT Corporate Bond Fund

Schedule D

Morningstar Fund Categories

The eleven (11) Morningstar Fund Categories as referred to in Section 6.05 of this Agreement and in the Monthly Reporting Requirements are based on Morningstar Prospectus Objective classifications. The following is a mapping of Morningstar Prospectus Objective classifications into Morningstar Fund Categories.

Morningstar Fund Category	Morningstar Prospectus Objective

Aggressive Growth	Aggressive Growth, Small Company

Balanced	Asset Allocation, Balanced

Corporate Bond	Convertible Bond,
Corporate Bond—High Quality,
Corporate Bond—General,
Multisector Bond

Government Bond	Government Bond—Adj-Rate Mortgage,
Government Bond—General,
Government Bond—Treasury,
Municipal Bond—California,
Municipal Bond—National,
Municipal Bond—New York,
Municipal Bond—Single State

Growth	Growth

Growth and Income	Equity-Income, Growth and Income,
Income

High Yield Bond	Corporate Bond—High Yield

International Bond	World Bond

International Stock	Europe Stock, Foreign Stock,
Pacific Stock, World Stock

Money Market	Money Market

Specialty	Diversified Emerging Markets,
Multiasset-Global, Specialty—Communications,
Specialty—Financial, Specialty—Health,
Specialty—Natural Resources,
Specialty—Precious Metals,
Specialty—Real Estate, Specialty—Technology,
Specialty—Utilities, Specialty—Unaligned

Schedule E

Monthly Reporting Requirements

Seriatim Report to be prepared monthly by CEDING COMPANY and delivered to REINSURER:

Field	Comments

Report Date	YYYYMMDD

Policy Number or Contract Number
Policy Issue Date	YYYYMMDD
Policy Tax Status	Q or N (Qualified or Non-qualified)

Annuitant Sex	M or F
Annuitant Date of Birth	YYYYMMDD
Annuitant Social Security #

Joint Annuitant Sex	M or F
Joint Annuitant Date of Birth	YYYYMMDD
Joint Annuitant Social Security #

Owner Sex	M or F
Owner Date of Birth	YYYYMMDD
Owner Social Security #

Joint Owner Sex	M or F
Joint Owner Date of Birth	YYYYMMDD
Joint Owner Social Security #

Return of Premium Death Benefit Value	If applicable
Reset Death Benefit Value	If applicable
Ratchet Death Benefit Value	If applicable
Guaranteed Minimum Death Benefit Value	Greatest of above

Current Account Value
Current Death Benefit	Greater of AV and GMDB
Current GMDB Net Amount At Risk	Max (0, GMDB-AV)
Current EPB Net Amount At Risk

Relevant Life for GMDB Claim	A or O (Annuitant / Owner)
GMDB Claim Trigger	1 or 2 (First to die / Second to die)
Relevant Life for EPB Claim
EPB Claim Trigger	1 or 2 (First to die / Second to die)

Schedule E

Monthly Reporting Requirements
(continued)

Field	Comments

Value in Aggressive Growth Funds
Value in Balanced Funds
Value in Corporate Bond Funds
Value in Government Bond Funds
Value in Growth Funds
Value in Growth and Income Funds
Value in High Yield Bond Funds
Value in International Bond Funds
Value in International Stock Funds
Value in Money Market Funds
Value in Specialty Funds

Value in General Account

Termination Date	YYYYMMDD
Termination Reason	A (Annuitization), D (Death), O (Other)

Total Number of Contracts	Split by Benefit Type
Total Account Value	Split by Benefit Type, Age Band, Country, and Fund Category
Total GMDB Value	Split by Death Benefit Type, Age Band, Country, and Fund Category
Total EPB Value	Split by Age Band, Country, and Fund Category
Total Reinsurance Premium Due
Total GMDB Claims
Total EPB Claims
Net Monthly Amount Due

Claims Report to be prepared monthly by CEDING COMPANY and delivered to REINSURER:

Seriatim Report Data as of the Date of Notification (the date that death or annuitization related paperwork is submitted in full)

Date of Death
Date of Notification
Death Benefit Paid
Death Benefit Amount Paid in Excess of Account Value
EPB Amount Paid

Schedule F

Letter of Credit Form

(Name of Bank)
(Address)

FOR INTERNAL IDENTIFICATION PURPOSES ONLY
Does Not Affect Terms of Letter of Credit or Bank’s Obligations Thereunder

Our No.	Other

Accountholder/Applicant
(Reinsurer)
Beneficiary’s State of Domicile

Irrevocable	Issue Date:
Letter of Credit No.

To:	Beneficiary:	(Name)
(Address)

We hereby establish this irrevocable Letter of Credit in favor of the aforesaid addressee (“Beneficiary”) for drawings up to United States $           , effective immediately. This Letter of Credit is issued, presentable and payable at our office at (issuing bank’s address) and expires with our close of business on                 , 20     .

The term “Beneficiary” includes any successor by operation of law of the named Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator. (Insurers incorporated under the laws of California must use the language in Note 1 below in lieu of this Section.)

We hereby undertake to promptly honor your sight draft(s) drawn on us, indicating our Credit No.                , for all or any part of this Credit if presented at our office specified in Section one on or before the expiration date or any automatically extended expiry date.

Except as expressly stated herein, this undertaking is not subject to any agreement, condition or qualification. The obligation of (issuing bank) under this Letter of Credit is the individual obligation of (issuing bank), and is in now ay contingent upon reimbursement with respect thereto.

It is a condition of this Letter of Credit that it is deemed to be automatically extended without amendment for one (1) year from the expiration date hereof, or any future expiration date, unless thirty (30) days prior to such expiration date we notify you by registered mail that we elect not to consider this Letter of Credit renewed for any such additional period.

This Letter of Credit is subject to and governed by the Laws of the State of (see note 2 below) and the 1993 Revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication 500) and, in the event of any conflict, the Laws of the State of (see note 2 below) will control. If this Credit expires during an interruption of business as described in Article 17 of said Publication 500, the bank hereby specifically agrees to effect payment if this Credit is drawn against within thirty (30) days after the resumption of business.

Very truly yours,

(Issuing Bank)

Notes:

1.   In lieu of Section two above, insurers incorporated under the laws of California must using the following section:

“The term ‘Beneficiary’ includes any successor by operation of law of the named Beneficiary. If a court of law appoints a successor in interest to the named Beneficiary, then the named Beneficiary includes and is limited to the court appointed domiciliary receiver (including conservator, rehabilitator and liquidator).”

2.   Insurers incorporated under the laws of California, insert California, insurers incorporated under the laws of New York, insert New York, other insurers insert state of incorporation or New York. United States branches of alien insurers insert state of entry or New York.

Amendment No. 1 to
Reinsurance Agreement No. GMDB200210, Dated October 1, 2002

between

HARTFORD LIFE INSURANCE COMPANY
&
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANIES)

and

ACE TEMPEST LIFE REINSURANCE LTD.
(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

Schedule C, Investment Fund Options, is hereby replaced by the attached revised Schedule C, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY & HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Charles N. Vest	Date:	October 18, 2004
Name/Title Charles N. Vest, Vice President

Attest:	/s/ Michael J. Grandpre
Name/Title Michael J. Grandpre, Associate Actuary
ACE TEMPEST LIFE REINSURANCE LTD.
By:	/s/ [ILLEGIBLE]	Date:	October 11, 2004
Name/Title Senior Vice President and Chief Life Officer

Attest:	/s/ [ILLEGIBLE]
Name/Title Vice President and Life Actuary

GMDB200210, Effective October 1, 2002

Amendment No. 1

Schedule C

Investment Fund Options

Investment Fund Options under Contract Types reinsured under this Agreement are as follows:

a) Fixed Accounts on the above forms
b) Variable Accounts as listed below

AIM Funds

AIM V.I. Aggressive Growth Fund

AIM V.I. Basic Value Fund

AIM V.I. Blue Chip Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. Dent Demographic Trends Fund

AIM V.I. Government Securities Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth Fund

AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Premier Equity Fund

AIM V.I. Small Cap Equity Fund (Added, Eff. 11/03/2003)

AllianceBernstein Funds

AllianceBernstein VP Global Bond Portfolio (Formerly Alliance Global Bond Fund, Eff. 06/23/2003)

AllianceBernstein VP Growth and Income Portfolio (Formerly Alliance Growth and Income Fund, Eff. 06/23/2003)

American Funds

American Funds Asset Allocation Fund

American Funds Blue Chip Income and Growth Fund

American Funds Bond Fund

American Funds Global Growth Fund

American Funds Global Small Capitalization Fund

American Funds Growth Fund

American Funds Growth-Income Fund

American Funds International Fund

American Funds New World Fund

AmSouth Funds

AmSouth Capital Growth Fund

AmSouth Select Equity Fund

AmSouth Value Fund

BB&T Funds

BB&T Mid Cap Growth Fund (Formerly BB&T Capital Appreciation Fund, Eff. 05/03/2004)

BB&T Capital Manager Equity Fund (Formerly BB&T Capital Manager Aggressive Growth Fund, Eff. 05/03/2004)

BB&T Large Cap Value Fund (Formerly BB&T Growth and Income Fund, Eff. 05/03/2004)

BB&T Large Company Growth Fund

GMDB200210, Effective October 1, 2002

Amendment No. 1

BB&T Special Opportunities Equity Fund (Added, Eff. 08/05/2004)

BB&T Total Return Bond Fund (Added, Eff. 08/05/2004)

Evergreen Funds

Evergreen VA Capital Growth Fund (Merged into the Evergreen VA Growth & Income Fund, Eff. 12/05/2003)

Evergreen VA Foundation Fund

Evergreen VA Fund

Evergreen VA Growth & Income Fund (Added, Eff. 12/05/2003)

Evergreen VA Growth Fund

Evergreen VA High Income Fund (Added, Eff. 11/08/2002)

Evergreen VA International Equity Fund

Evergreen VA Omega Fund

Evergreen VA Special Equity Fund

Evergreen VA Special Values Fund

Fifth Third Funds

Fifth Third Balanced VIP Fund

Fifth Third Disciplined Value VIP Fund

Fifth Third Mid Cap VIP Fund

Fifth Third Quality Growth VIP Fund

First Horizon Funds

First Horizon Capital Appreciation Portfolio

First Horizon Core Equity Portfolio (Formerly First Horizon Growth & Income Portfolio, Eff. 05/03/2004)

Franklin Funds

Franklin Income Securities Fund

Franklin Large Cap Growth Securities Fund

Franklin Mutual Discovery Securities Fund (Added, Eff. 05/01/2003) Franklin Mutual Shares Securities Fund

Franklin Rising Dividends Securities Fund (Added, Eff. 05/01/2003) Franklin Small Cap Fund

Franklin Strategic Income Securities Fund

Hartford Funds

Hartford Advisers HLS Fund

Hartford Bond HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund (Formerly Hartford Growth & Income Fund, Eff. 11/03/2003)

Hartford Dividend and Growth HLS Fund

Hartford Equity Income HLS Fund (Added, Eff. 11/03/2003)

Hartford Focus HLS Fund

Hartford Global Advisors HLS Fund

Hartford Global Communication HLS Fund (Closed to New Money, Eff. 08/16/2004)

Hartford Global Financial Services HLS Fund (Closed to New Money, Eff. 08/16/2004)

Hartford Global Health HLS Fund (Closed to New Money, Eff. 08/16/2004)

Hartford Global Leaders HLS Fund

Hartford Global Technology HLS Fund (Closed to New Money, Eff. 08/16/2004)

Hartford Growth HLS Fund

Hartford Growth Opportunities HLS Fund

GMDB200210, Effective October 1, 2002

Amendment No. 1

Hartford High Yield HLS Fund

Hartford Index HLS Fund

Hartford International Capital Appreciation HLS Fund

Hartford International Opportunities HLS Fund

Hartford International Small Company HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund (Closed to New Money, Eff. 08/16/2004)

Hartford Money Market HLS Fund

Hartford Mortgage Securities HLS Fund

Hartford Small Company HLS Fund (Closed to New Money, Eff. 08/16/2004)

Hartford Small Cap Growth HLS Fund

Hartford Stock HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford Value HLS Fund

Hartford Value Opportunities HLS Fund

Huntington Funds

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA Mid Corp America Fund

Huntington VA New Economy Fund Account

Huntington VA Rotating Markets Fund (Formerly Huntington VA Rotating Index Fund, Eff. 05/01/2003)

Huntington VA Macro 100 Fund (Added, Eff. 08/05/2004)

Huntington VA Situs Small Cap Fund (Added, Eff. 08/05/2004)

Merrill Lynch Funds

Merrill Lynch Global Growth V.I. Fund

Merrill Lynch Large Cap Growth V.I. Fund

MFS Funds

MFS Capital Opportunities Series

MFS Emerging Growth Series

MFS Global Equity Series

MFS High Income Series

MFS Investors Growth Stock Series

MFS Investors Trust Series

MFS Mid Cap Growth Series

MFS New Discovery Series

MFS Total Return Series

MFS Value Series (Added, Eff. 05/01/2003)

Morgan Stanley Funds

Morgan Stanley American Opportunities

Morgan Stanley Balanced Growth

Morgan Stanley Capital Opportunities

Morgan Stanley Developing Growth

Morgan Stanley Dividend Growth

Morgan Stanley Flexible Income (Formerly Morgan Stanley Diversified Income Fund, Eff. 06/23/2003)

Morgan Stanley Global Equity

Morgan Stanley Growth

GMDB200210, Effective October 1, 2002

Amendment No. 1

Morgan Stanley Money Market

Morgan Stanley Utilities Portfolio (Closed to New Contracts, Eff. 05/03/2004)

Morgan Stanley Value-Added Market

Morgan Stanley UIF Core Plus Fixed Income

Morgan Stanley UIF Emerging Markets Debt

Morgan Stanley UIF Emerging Markets Equity

Morgan Stanley UIF High Yield

Morgan Stanley UIF Technology (Closed to New Contracts, Eff. 05/03/2004)

Morgan Stanley UIF U.S. MidCap Value (Formerly Morgan Stanley U.S. MidCap Core, Eff. 12/05/2003) (Formerly Morgan Stanley U.S. MidCap Value, Eff. 05/01/2003)

Morgan Stanley UIF Equity and Income (Added, Eff. 05/01/2003)

Morgan Stanley UIF Global Franchise (Added, Eff. 05/01/2003)

Morgan Stanley UIF Small Company Growth Portfolio (Added, Eff. 05/03/2004)

MTB Funds

MTB Large Cap Growth Fund II (Added, Eff. 05/03/2004)

MTB Large Cap Value Fund II (Added, Eff. 05/03/2004)

MTB Moderate Growth Fund II (Added, Eff. 05/03/2004)

Nations Funds

Nations Asset Allocation Portfolio

Nations High Yield Bond Portfolio

Nations International Value Portfolio

Nations Marsico 21st Century Portfolio

Nations Marsico Focused Equities Portfolio

Nations Marsico Growth Portfolio

Nations Marsico International Opportunities Portfolio

Nations MidCap Growth Portfolio

Nations Small Company Portfolio

Nations Value Portfolio

One Group Investment Trust Funds

One Group Investment Trust Bond Portfolio

One Group Investment Trust Diversified Equity Portfolio

One Group Investment Trust Diversified Mid Cap Portfolio

One Group Investment Trust Large Cap Growth Portfolio

One Group Investment Trust Mid Cap Value Portfolio

One Group Investment Trust Government Bond Portfolio (Added, Eff. 05/03/2004)

One Group Investment Trust Balanced (Added, Eff. 05/03/2004)

One Group Investment Trust Equity Index Portfolio (Added, Eff. 05/03/2004)

One Group Investment Trust Mid Cap Growth Portfolio (Added, Eff. 05/03/2004)

Prudential Funds

Prudential Jennison 20/20 Focus Portfolio

Prudential Jennison Growth Portfolio

Prudential William Blair International Growth Portfolio (Formerly Prudential Jennison International Growth Portfolio, Eff. 05/03/2004)

Prudential Value Portfolio

Putnam Funds

GMDB200210, Effective October 1, 2002

Amendment No. 1

Amendment No. 2 to

Reinsurance Agreement No. GMDB200210, Dated October 1, 2002

between

HARTFORD LIFE INSURANCE COMPANY
&
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANIES)

and

ACE TEMPEST LIFE REINSURANCE LTD.
(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

In Article 3 (Definitions), the definition of “Monthly Reinsurance Premium” is hereby replaced with the following.

“Monthly Reinsurance Premium” means the amount payable by the Ceding Company to the Reinsurer as calculated in accordance with Article 4 with respect to reinsurance coverage provided for a given month in which the Agreement is in effect.

All other definitions in Article 3 remain unchanged.

Schedule A, Listing of Contract Forms, is hereby replaced in its entirety with the attached Schedule A. to remove certain Rider Policy Forms which should not have been listed for “GMDB Type 6.”

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY & HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Charles N. Vest	Date: April 26, 2005
Name/Title Charles N. Vest, Vice President

Attest:	/s/ Daniel R. Guilbert
Name/Title Daniel R. Guilbert, Assistant Vice President

ACE TEMPEST LIFE REINSURANCE LTD.

By:	/s/ [ILLEGIBLE]	Date: April 21, 2005
Name/Title [ILLEGIBLE] President

Attest:	/s/ Huan Tseng
Name/Title Huan Tseng, Vice President and Life Actuary

GMDB200210, Effective October 1, 2002
Amendment No. 2

Schedule A

Listing of Contract Forms

Rider policy forms (as listed under each GMDB Type below) and state variations thereof issued with the products Outlook, Core, Access, Plus and Edge covered under the following policy forms (and state variations thereof):

“Current” Contract Forms

HL-VA99	LA-VA99
HL-VA00	LA-VA00
HL-ASHARE98	LA-ASHARE98
HL-ASHARE99PS	LA-ASHARE99PS
HL-NCDSC98	LA-NCDSC98
HL-NCDSC99PS	LA-NCDSC99PS
HL-NCDSC98DW	LA-NCDSC98DW
HL-VAXC99	LA-VAXC99

“2003 Generation” Contract Forms

HL-NCDSC03	LA-NCDSC03
HL-ASHARE03	LA-ASHARE03
HL-VAXC03	LA-VAXC03
HL-VA03	LA-VA03

GMDB Type 1 (EPB/MAV on “Current” Contract Forms — Issue Ages: 0-75)

HL-VA00EDB

LA-VA00EDB

HL-ASHARE00EDB

LA-ASHARE00EDB

HL-VAXC00EDB-1

LA-VAXC00EDB-1

GMDB Type 2 (EPB/MAV on “2003 Generation” Contract Forms — Issue Ages: 0-75)

HL-VAEPBMAV03

LA-VAEPBMAV03

HL-VAPLEPBMAV03

LA-VAPLEPBMAV03

HL-ASHAREEPBMAV03

LA-ASHAREEPBMAV03

GMDB200210, Effective October 1, 2002
Amendment No. 2

GMDB Type 3 (EPB/APB on “2003 Generation” Contract Forms — Issue Ages: 0-75)

Upon filing of the riders necessary to launch this benefit, the parties have agreed to amend this Schedule A to include such Rider Policy Forms.

GMDB Type 4 (MAV for “2003 Generation” Contract Forms — Issue Ages: 0-75)

MN

HL-VAMAV703MN

LA-VAMAV703MN

HL-VAPLUSMAV703MN

LA-VAPLUSMAV703MN

NY

HL-VAMAV03NY

HL-VAPLUSMAV03NY

WA

HL-VAMAV03WA

LA-VAMAV03WA

HL-VAPLUSMAV03WA

LA-VAPLUSMAV03WA

GMDB Type 5 (MAV on “Current” Contract Forms — Issue Ages: 0-75)

Death benefit is defined as part of underlying contract form.

GMDB Type 6 (Modified MAV on “2003 Generation” Contract Forms — MAV to age 70, APB thereafter — Issue Ages: 0-70)

HL-VAMAV703

LA-VAMAV703

HL-VAPLUSMAV703

LA-VAPLUSMAV703

GMDB200210, Effective October 1, 2002

Amendment No. 2

Amendment No. 3 to

Reinsurance Agreement No. GMDB200210, Dated October 1, 2002

between

HARTFORD LIFE INSURANCE COMPANY

&

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

(CEDING COMPANIES)

and

ACE TEMPEST LIFE REINSURANCE LTD.

(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

Schedule C, Investment Fund Options, is hereby replaced by the attached revised Schedule C, to reflect various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY & HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Charles N. Vest	Date:	June 7, 2005
Name/Title Charles N. Vest, Vice President

Attest:	/s/ Dana Tatro
Name/Title Dana Tatro, Assistant Vice President

ACE TEMPEST LIFE REINSURANCE LTD.

By:	/s/ [ILLEGIBLE]	Date:	June 3, 2005
Name/Title [ILLEGIBLE] / President

Attest:	/s/ Huan Tseng
Name/Title Huan Tseng / Vice President & Life Actuary

GMDB200210, Effective October 1, 2002

Amendment No. 3

Schedule C

Investment Fund Options

Investment Fund Options under contract types reinsured under this agreement are as follows:

a) Fixed Accounts on the above forms

b) Variable Accounts as listed below

AIM Funds

AIM V.I. Aggressive Growth Fund

AIM V.I. Basic Value Fund

AIM V.I. Blue Chip Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. Core Equity Fund (added eff. 5/2/2005)

AIM V.I. Dent Demographic Trends Fund

AIM V.I. Government Securities Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth Fund

AIM V.I. Large Cap Growth Fund (added eff. 5/2/2005)

AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Premier Equity Fund

AIM V.I. Small Cap Equity Fund

AllianceBernstein Funds

AllianceBernstein Balanced Wealth Strategy Portfolio (added eff. 5/2/2005)

AllianceBernstein Global Bond Portfolio

AllianceBernstein Global Research Growth Portfolio (added eff. 5/2/2005)

AllianceBernstein Growth and Income Portfolio

AllianceBernstein International Value Portfolio (added eff. 5/2/2005)

AllianceBemstein Small/Mid-Cap Value Portfolio (added eff. 5/2/2005)

AllianceBernstein Value Portfolio (added eff. 5/2/2005)

American Funds

American Funds Asset Allocation Fund

American Funds Blue Chip Income and Growth Fund

American Funds Bond Fund

American Funds Global Growth Fund

American Funds Global Small Capitalization Fund

American Funds Growth Fund

American Funds Growth-Income Fund

American Funds International Fund

American Funds New World Fund

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

AmSouth Funds

AmSouth Capital Growth Fund

AmSouth Select Equity Fund

AmSouth Value Fund

Bank One Funds

One Group Balanced Fund (added eff. 5/2/2005)

One Group Bond Fund (added eff. 5/2/2005)

One Group Diversified Equity Fund (added eff. 5/2/2005)

One Group Diversified Mid Cap Fund (added eff. 5/2/2005)

One Group Equity Index Fund (added eff. 5/2/2005)

One Group Government Bond Fund (added eff. 5/2/2005)

One Group IT Bond Fund (added eff. 5/2/2005)

One Group IT Government Bond Fund (added eff. 5/2/2005)

One Group Large Cap Growth Fund (added eff. 5/2/2005)

One Group Mid Cap Growth Fund (added eff. 5/2/2005)

One Group Mid Cap Value Fund (added eff. 5/2/2005)

BB&T Funds

BB&T Capital Manager Equity Fund

BB&T Large Cap Value Fund

BB&T Large Company Growth Fund

BB&T Mid Cap Growth Fund

BB&T Special Opportunities Equity Fund

BB&T Total Return Bond Fund

Evergreen Funds

Evergreen VA Balanced Fund (formerly Evergreen VA Foundation Fund, eff. 4/15/2005)

Evergreen VA Fund (merged into Evergreen VA Growth and Income Fund, eff. 4/15/2005)

Evergreen VA Fundamental Large Cap Fund (formerly Evergreen VA Growth & Income Fund, eff. 4/15/2005)

Evergreen VA Growth Fund

Evergreen VA High Income Fund

Evergreen VA International Equity Fund

Evergreen VA Omega Fund

Evergreen VA Special Equity Fund (merged into Evergreen VA Growth Fund, eff. 4/15/2005)

Evergreen VA Special Values Fund

Fidelity Funds

Fidelity VIP Contrafund Portfolio (added eff. 5/2/2005)

Fidelity VIP Equity-Income Portfolio (added eff. 5/2/2005)

Fidelity VIP Growth Portfolio (added eff. 5/2/2005)

Fidelity VIP Mid Cap Portfolio (added eff. 5/2/2005)

Fidelity VIP Value Strategies Portfolio (added eff. 5/2/2005)

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Fifth Third Funds

Fifth Third Balanced VIP Fund

Fifth Third Disciplined Value VIP Fund

Fifth Third Mid Cap VIP Fund

Fifth Third Quality Growth VIP Fund

First Horizon Funds

First Horizon Capital Appreciation Portfolio

First Horizon Core Equity Portfolio

Franklin Templeton Funds

Franklin Flex Cap Growth Securities Fund (added eff. 5/2/2005)

Franklin Income Securities Fund

Franklin Large Cap Growth Securities Fund

Franklin Large Cap Value Securities Fund (added eff. 5/2/2005)

Franklin Mutual Discovery Securities Fund

Franklin Mutual Shares Securities Fund

Franklin Rising Dividends Securities Fund

Franklin Small-Mid Cap Growth Fund (formerly Franklin Small Cap Fund, eff.5/2/2005)

Franklin Strategic Income Securities Fund

Templeton Developing Markets Securities Fund

Templeton Foreign Securities Fund

Templeton Growth Securities Fund

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Hartford Funds

Hartford Advisers HLS Fund

Hanford Total Return Bond HLS Fund (formerly Hartford Bond HLS Fund, eff. 3/15/2005)

Hartford Capital Appreciation HLS Fund (closed to new Contracts, eff. 12/28/2004. closed to new money eff.3/1/2005)

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Equity Income HLS Fund

Hartford Focus HLS Fund

Hartford Global Advisors HLS Fund

Hartford Global Communication HLS Fund (closed to new money, eff. 8/16/2004)

Hartford Global Financial Services HLS Fund (closed to new money, eff. 8/16/2004)

Hartford Global Health HLS Fund (closed to new money, eff. 8/16/2004)

Hartford Global Leaders HLS Fund

Hartford Global Technology HLS Fund (closed to new money, eff. 8/16/2004)

Hartford Growth HLS Fund

Hartford Growth Opportunities HLS Fund

Hartford High Yield HLS Fund

Hartford Index HLS Fund

Hartford International Capital Appreciation HLS Fund

Hartford International Opportunities HLS Fund

Hartford International Small Company HLS Fund

Hartford MidCap Value HLS Fund (closed to new money, eff. 8/16/2004)

Hartford Money Market HLS Fund

Hartford Mortgage Securities HLS Fund

Hartford Small Company HLS Fund (closed to new money, eff. 8/16/2004)

Hartford Small Cap Growth HLS Fund

Hartford Stock HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford Value HLS Fund

Hartford Value Opportunities HLS Fund

Huntington Funds

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA Macro 100 Fund

Huntington VA Mid Corp America Fund

Huntington VA New Economy Fund Account

Huntington VA Rotating Markets Fund

Huntington VA Situs Small Cap Fund

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Lord Abbett Funds

Lord Abbett All Value Portfolio (added eff. 5/2/2005)

Lord Abbett America’s Value Portfolio (added eff. 5/2/2005)

Lord Abbett Bond-Debenture Portfolio (added eff. 5/2/2005)

Lord Abbett Growth & Income Portfolio (added eff. 5/2/2005)

Lord Abbett Large Cap Core Portfolio (added eff. 5/2/2005)

M&T Bank Funds

MTB Large Cap Growth II (added eff. 5/2/2005)

MTB Large Cap Value II (added eff. 5/2/2005)

MTB Moderate Growth II (added eff. 5/2/2005)

Merrill Lynch Funds

Merrill Lynch Global Growth V.I. Fund

Merrill Lynch Large Cap Growth V.I. Fund

MFS Funds

MFS Capital Opportunities Series

MFS Emerging Growth Series

MFS Global Equity Series

MFS High Income Series

MFS Investors Growth Stock Series

MFS Investors Trust Series

MFS Mid Cap Growth Series

MFS New Discovery Series

MFS Research Bond Series (added eff. 5/2/2005)

MFS Research International Series (added eff. 5/2/2005)

MFS Research Series (added eff. 5/2/2005)

MFS Total Return Series

MFS Value Series

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Morgan Stanley Funds

Morgan Stanley American Opportunities

Morgan Stanley Balanced Growth

Morgan Stanley Capital Opportunities

Morgan Stanley Developing Growth

Morgan Stanley Dividend Growth

Morgan Stanley Equally Weighted S&P 500 Porfolio

Morgan Stanley Flexible Income

Morgan Stanley Global Equity

Morgan Stanley Growth

Morgan Stanley Money Market

Morgan Stanley UIF Core Plus Fixed Income

Morgan Stanley UlF Emerging Markets Debt

Morgan Stanley UIF Emerging Markets Equity

Morgan Stanley UIF Equity and income

Morgan Stanley UIF Global Franchise

Morgan Stanley UIF High Yield

Morgan Stanley UIF Small Company Growth Portfolio

Morgan Stanley UIF Technology (closed to new contracts, eff. 05/03/2004)

Morgan Stanley UIF U.S. MidCap Value

Morgan Stanley Utilities Portfolio (closed to new contracts, eff. 05/03/2004)

MTB Funds

MTB Large Cap Growth Fund II

MTB Large Cap Value Fund II

MTB Moderate Growth Fund II

Nations Funds

Nations Asset Allocation Portfolio

Nations High Yield Bond Portfolio

Nations International Value Portfolio

Nations Marsico 21st Century Portfolio

Nations Marsico Focused Equities Portfolio

Nations Marsico Growth Portfolio

Nations Marsico International Opportunities Portfolio

Nations MidCap Growth Portfolio

Nations Small Company Portfolio

Nations Value Portfolio

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

One Group Investment Trust Funds

One Group Investment Trust Bond Portfolio

One Group Investment Trust Diversified Equity Portfolio

One Group Investment Trust Diversified Mid Cap Portfolio

One Group Investment Trust Large Cap Growth Portfolio

One Group Investment Trust Mid Cap Value Portfolio

One Group Investment Trust Government Bond Portfolio

One Group Investment Trust Balanced Portfolio

One Group Investment Trust Equity Index Portfolio

One Group Investment Trust Mid Cap Growth Portfolio

Oppenheimer Funds

Oppenheimer Aggressive Growth Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Global Securities Fund

Oppenheimer Main Street Fund

Oppenheimer Main Street Small Cap Fund

Prudential Funds

Prudential Jennison 20/20 Focus Portfolio

Prudential Jennison Growth Portfolio

Prudential William Blair International Growth

Prudential Value Portfolio

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Putnam Funds

Putnam American Government Income

Putnam Capital Appreciation

Putnam Capital Opportunities

Putnam Discovery Growth

Putnam Diversified Income

Putnam Equity Income

Putnam Global Asset Allocation

Putnam Global Equity

Putnam Growth and Income

Putnam Growth Opportunities

Putnam Health Sciences (closed to new contracts, eff. 5/03/2004)

Putnam High Yield

Putnam Income

Putnam International Equity

Putnam International Growth and Income

Putnam International New Opportunities

Putnam Investors

Putnam Mid Cap Value

Putnam Money Market

Putnam New Opportunities

Putnam New Value

Putnam OTC & Emerging Growth

Putnam Research

Putnam Small Cap Value

Putnam The George Putnam Fund of Boston

Putnam Utilities Growth and Income (closed to new contracts, eff. 05/03/2004)

Putnam Vista

Putnam Voyager

Salomon Brothers Funds

Salomon Brothers Variable All Cap Value Fund

Salomon Brothers Variable High Yield Bond Fund

Salomon Brothers Variable Investors Fund

Salomon Brothers Variable Total Return Fund

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Sun Trust Funds

STI Classic VT Capital Appreciation Fund

STI Classic VT Growth and Income Fund

STI Classic VT Mid-Cap Equity Fund

STL Classic VT Value Income Stock Fund

UBS Funds

UBS Series Trust - U.S. Allocation Portfolio

Van Kampen Funds

Van Kampen Emerging Markets Equity Portfolio (added eff. 5/2/2005)

Van Kampen LIT Aggressive Growth Portfolio

Van Kampen LIT Comstock Portfolio

Van Kampen LIT Emerging Growth Portfolio

Van Kampen LIT Enterprise Portfolio

Van Kampen LIT Government Portfolio

Van Kampen LIT Growth and Income Portfolio

Van Kampen Mid Cap Growth Portfolio (added eff. 5/2/2005)

Van Kampen U.S. Mid Cap Value Portfolio (added eff. 5/2/2005)

Victory Funds

Victory Diversified Stock Fund

Wells Fargo Funds

Wells Fargo Asset Allocation Fund

Wells Fargo Equity Income Fund

Wells Fargo Large Cap Value Fund (formerly Wells Fargo Equity Value Fund, eff. 4/8/2005)

Wells Fargo Large Company Core Fund (formerly Wells Fargo Growth Fund, eff. 4/8/2005)

Wells Fargo International Core Fund (formerly Wells Fargo International Equity Fund, eff. 4/8/2005)

Wells Fargo Large Company Growth Fund

Wells Fargo Money Market Fund

Wells Fargo Small Cap Growth Fund

Wells Fargo Total Return Bond Fund

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Amendment No. 4 to

Reinsurance Agreement No. GMDB200210, Dated October 1, 2002

between

HARTFORD LIFE INSURANCE COMPANY
&
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANIES)

and

ACE TEMPEST LIFE REINSURANCE LTD.
(REINSURER)

Effective October 1, 2005, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

The first sentence of Section 19.02 of Article 19 is hereby deleted in its entirety and replaced by the following.

This Agreement will terminate for coverage of new business effective October 1, 2007 or when $8 billion of underlying variable annuity premium is reached.

Section 4.01 of Article 4 is hereby amended as follows.

The reinsurance premium rates applicable to GMDB Types 2 and 4 shall be as follows.

For Variable Annuity Contracts covered by this Agreement with effective dates on or before September 30, 2005:

GMDB Type 2: [REDACTED]
GMDB Type 4: [REDACTED]

For Variable Annuity Contracts covered by this Agreement with effective dates on or after October 1, 2005:

GMDB Type 2: [REDACTED]
GMDB Type 4: [REDACTED]

GMDB200210, Effective October 1, 2002

Amendment No. 4

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY & HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Charles N. Vest	Date:	September 28, 2005
Name/Title Charles N. Vest, Vice President

Attest:	/s/ Scott Maramo
Name/Title Scott Maramo, Associate Actuary

ACE TEMPEST LIFE REINSURANCE LTD.

By:	/s/ Ari Lindner	Date:	September 26, 2005
Name/Title Ari Lindner, President

Attest:	/s/ Huan Tseng
Name/Title Huan Tseng, Vice President & Life Actuary

GMDB200210, Effective October 1, 2002

Amendment No. 4

Amendment No. 5 to

Reinsurance Agreement No. GMDB200210, Dated October 1, 2002

Between

HARTFORD LIFE INSURANCE COMPANY
&
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANIES)

and

ACE TEMPEST LIFE REINSURANCE LTD.
(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

Schedule C, Investment Fund Options, is hereby replaced by the attached revised Schedule C, to reflect various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY & HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Charles N. Vest	Date: April 25, 2006
Name/Title Charles N. Vest, Vice President

Attest:	/s/ Matthew J. Wininger
Name/Title Matthew J. Wininger, Assistant Actuary

ACE TEMPEST LIFE REINSURANCE LTD.

By:	/s/ [ILLEGIBLE]	Date: [ILLEGIBLE]
Name/Title [ILLEGIBLE] President
Attest:	/s/ Huan Tseng
Name/Title Huan Tseng Vice President and Life Actuary

GMDB200210, Effective October 1, 2002
Amendment No. 5

Schedule C

Investment Fund Options

Investment Fund Options under contract types reinsured under this agreement are as follows:

a) Fixed Accounts on the above forms

b) Variable Accounts as listed below

AIM Funds
AIM V.I. Aggressive Growth Fund (closed and merged into AIM V.I. Capital Apprcitation Fund, eff. 5/1/2006)
AIM V.I. Basic Value Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund
AIM V.I. Demographic Trends Fund
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Premier Equity Fund (closed and merged into AIM V.I. Core Equity Fund, eff. 5/1/2006)
AIM V.I. Small Cap Equity Fund

AllianceBernstein Funds
AllianceBernstein Balanced Wealth Strategy Portfolio
AllianceBernstein Global Bond Portfolio
AllianceBernstein Global Research Growth Portfolio
AllianceBernstein Growth and Income Portfolio
AllianceBernstein International Value Portfolio
AllianceBernstein Small/Mid-Cap Value Portfolio
AllianceBernstein Value Portfolio

American Funds
American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Bond Fund
American Funds Global Growth and Income Fund (added, eff. 5/1/2006)
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund

GMDB200210, Effective October 1, 2002
Amendment No. 5

AmSouth Funds
AmSouth Capital Growth Fund (closed and merged into Pioneer Oak Ridge Large Cap Growth VCT Portfolio, eff. 11/4/2005)
AmSouth Select Equity Fund (closed and merged into Pioneer Fund VCT Portfolio, eff. 11/4/2005)
AmSouth Value Fund (closed and merged into Pioneer Value VCT Portfolio, eff. 11/4/2005)
Pioneer Fund VCT Portfolio
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Pioneer Value VCT Portfolio

BB&T Funds
BB&T Capital Manager Equity VIF Fund
BB&T Large Cap Value VIF Fund
BB&T Large Company Growth VIF Fund
BB&T Mid Cap Growth VIF Fund
BB&T Special Opportunities Equity VIF Fund
BB&T Total Return Bond VIF Fund

Columbia Funds (formerly Nations Funds, eff. 5/1/2006)
Columbia Asset Allocation Fund (added, eff. 5/1/2006)
Columbia High Yield Fund (formerly Nations High Yield Bond Portfolio, eff. 5/1/2006)
Columbia Large Cap Value Fund (added, eff. 5/1/2006)
Columbia Marisico International Opportunities Fund formerly Nations Marsico International Opportunities Portfolio, eff. 5/1/2006)
Columbia Marsico 21st Century Fund (formerly Nations Marsico 21st Century Portfolio, eff. 5/1/2006)
Columbia Marsico Focused Equities Fund (formerly Nations Marsico Focused Equities Portfolio, eff. 5/1/2006)
Columbia Marsico Growth Fund (formerly Nations Marsico Growth Portfolio, eff. 5/1/2006)
Columbia Marsico Mid Cap Growth Fund (formerly Nations MidCap Growth Portfolio, eff. 5/1/2006)
Columbia Small Company Growth Fund (added, eff. 5/1/2006)
Nations Asset Allocation Portfolio (closed and merged into Columbia Asset Allocation Fund, eff. 5/1/2006)
Nations International Value Portfolio (liquidated and transferred into Hartford Money Market HLS Fund, eff. 12/8/2005)
Nations Small Company Portfolio (closed and merged into Columbia Small Company Growth Fund, eff. 5/1/2006)
Nations Value Portfolio (closed and merged into Columbia Large Cap Value Fund, eff. 5/1/2006)

GMDB200210, Effective October 1, 2002
Amendment No. 5

Evergreen Funds
Evergreen VA Balanced Fund
Evergreen VA Fund
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Equity Fund
Evergreen VA Special Values Fund

Fidelity Funds
Fidelity VIP Contrafund Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio

Fifth Third Funds
Fifth Third Balanced VIP Fund
Fifth Third Disciplined Value VIP Fund
Fifth Third Mid Cap VIP Fund
Fifth Third Quality Growth VIP Fund

First Horizon Funds
First Horizon Capital Appreciation Portfolio (closed and liquitdate into Hartford Money Market HLS Fund, eff. 2/22/2006)
First Horizon Core Equity Portfolio (closed and liquitdate into Hartford Money Market HLS Fund, eff. 2/22/2006)

GMDB200210, Effective October 1, 2002
Amendment No. 5

Franklin Templeton Funds
Franklin Flex Cap Growth Securities Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Large Cap Value Securities Fund
Franklin Mutual Discovery Securities Fund
Franklin Mutual Shares Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small-Mid Cap Growth Fund
Franklin Strategic Income Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Growth Securities Fund

Hartford Funds
Hartford Advisers HLS Fund
Hartford Capital Appreciation HLS Fund (closed to new contracts, eff. 12/28/2004, closed to new money eff. 3/1/2005)
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Equity Income HLS Fund
Hartford Focus HLS Fund
Hartford Global Advisors HLS Fund
Hartford Global Communication HLS Fund (closed to new money, eff. 8/16/2004)
Hartford Global Financial Services HLS Fund (closed to new money, eff. 8/16/2004)
Hartford Global Health HLS Fund (closed to new money, eff. 8/16/2004)
Hartford Global Leaders HLS Fund
Hartford Global Technology HLS Fund (closed to new money, eff. 8/16/2004)
Hartford Growth HLS Fund
Hartford Growth Opportunities HLS Fund
Hartford High Yield HLS Fund
Hartford Index HLS Fund
Hartford International Capital Appreciation HLS Fund
Hartford International Opportunities HLS Fund
Hartford International Small Company HLS Fund
Hartford MidCap Value HLS Fund (closed to new money, eff. 8/16/2004)
Hartford Money Market HLS Fund
Hartford Mortgage Securities HLS Fund
Hartford Small Cap Growth HLS Fund
Hartford Small Company HLS Fund (closed to new money, eff. 8/16/2004)
Hartford Stock HLS Fund
Hartford Total Return Bond HLS Fund
Hartford U.S. Government Securities HLS Fund
Hartford Value HLS Fund
Hartford Value Opportunities HLS Fund

GMDB200210, Effective October 1, 2002
Amendment No. 5

Huntington Funds
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA Mortgages Securities Fund
Huntington VA New Economy Fund Account
Huntington VA Rotating Markets Fund
Huntington VA Situs Small Cap Fund

JP Morgan Investment Trust Funds (Bank One and One Group, eff. 6/3/2005)
JP Morgan Investment Trust Balanced Portfolio
JP Morgan Investment Trust Bond Portfolio
JP Morgan Investment Trust Diversified Equity Portfolio
JP Morgan Investment Trust Diversified Mid Cap Portfolio
JP Morgan Investment Trust Equity Index Portfolio
JP Morgan Investment Trust Government Bond Portfolio
JP Morgan Investment Trust Large Cap Growth Portfolio
JP Morgan Investment Trust Mid Cap Growth Portfolio
JP Morgan Investment Trust Mid Cap Value Portfolio (closed to new deposits, eff. 5/1/2006)

Lord Abbett Funds
Lord Abbett All Value Portfolio
Lord Abbett America’s Value Portfolio
Lord Abbett Bond-Debenture Portfolio
Lord Abbett Growth & Income Portfolio
Lord Abbett Large Cap Core Portfolio

GMDB200210, Effective October 1, 2002
Amendment No. 5

M&T Bank Funds
MTB Aggressive Growth II
MTB Conservative Growth II
MTB Large Cap Growth II
MTB Large Cap Value II
MTB Moderate Growth II

Merrill Lynch Funds
Mercury Global Growth V.I. Fund
Mercury Large Cap Growth V.I. Fund

MFS Funds
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS Global Equity Series
MFS High Income Series
MFS Investors Growth Stock Series
MFS Investors Trust Series
MFS Mid Cap Growth Series
MFS New Discovery Series
MFS Research Bond Series
MFS Research International Series
MFS Research Series
MFS Total Return Series
MFS Value Series

GMDB200210, Effective October 1, 2002
Amendment No. 5

Morgan Stanley Funds
Morgan Stanley American Opportunities
Morgan Stanley Balanced Growth
Morgan Stanley Capital Opportunities
Morgan Stanley Developing Growth
Morgan Stanley Dividend Growth
Morgan Stanley Equally Weighted S&P 500 Porfolio
Morgan Stanley Flexible Income
Morgan Stanley Global Equity
Morgan Stanley Growth
Morgan Stanley Money Market
Morgan Stanley UIF Core Plus Fixed Income
Morgan Stanley UIF Emerging Markets Debt
Morgan Stanley UIF Emerging Markets Equity
Morgan Stanley UIF Equity and Income
Morgan Stanley UIF Global Franchise
Morgan Stanley UIF High Yield
Morgan Stanley UIF Small Company Growth Portfolio
Morgan Stanley UIF Technology (liquidated into Morgan Stanley Money Morket Portfolio, eff. 5/1/2006)

Morgan Stanley UIF U.S. MidCap Value
Morgan Stanley Utilities Portfolio (closed to new contracts, eff. 05/03/2004)

MTB Funds
MTB Large Cap Growth Fund II
MTB Large Cap Value Fund II
MTB Moderate Growth Fund II

Oppenheimer Funds
Oppenheimer Aggressive Growth Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Global Securities Fund
Oppenheimer Main Street Fund
Oppenheimer Main Street Small Cap Fund

Prudential Funds
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Growth Portfolio
Prudential Value Portfolio
Prudential William Blair International Growth Portfolio

GMDB200210, Effective October 1, 2002
Amendment No. 5

Putnam Funds
Putnam American Government Income
Putnam Capital Appreciation
Putnam Capital Opportunities
Putnam Discovery Growth
Putnam Diversified Income
Putnam Equity Income
Putnam Global Asset Allocation
Putnam Global Equity
Putnam Growth and Income
Putnam Growth Opportunities
Putnam Health Sciences (closed to new contracts, eff. 5/03/2004)
Putnam High Yield
Putnam Income
Putnam International Equity
Putnam International Growth and Income
Putnam International New Opportunities
Putnam Investors
Putnam Mid Cap Value
Putnam Money Market
Putnam New Opportunities
Putnam New Value
Putnam OTC & Emerging Growth
Putnam Research
Putnam Small Cap Value
Putnam The George Putnam Fund of Boston
Putnam Utilities Growth and Income (closed to new contracts, eff. 05/03/2004)
Putnam Vista
Putnam Voyager

Salomon Brothers Funds
Salomon Brothers Variable All Cap Value Fund
Salomon Brothers Variable High Yield Bond Fund
Salomon Brothers Variable Investors Fund
Salomon Brothers Variable Total Return Fund

Sun Trust Funds
STI Classic VT Capital Appreciation Fund
STI Classic VT Large Cap Relative Value Fund
STI Classic VT Large Cap Value Equity Fund
STI Classic VT Mid-Cap Equity Fund

UBS Funds
UBS Series Trust - U.S. Allocation Portfolio

GMDB200210, Effective October 1, 2002
Amendment No. 5

Van Kampen Funds
Van Kampen Emerging Markets Equity Portfolio
Van Kampen LIT Aggressive Growth Portfolio
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Emerging Growth Portfolio
Van Kampen LIT Enterprise Portfolio
Van Kampen LIT Government Portfolio
Van Kampen LIT Growth and Income Portfolio
Van Kampen Mid Cap Growth Portfolio
Van Kampen U.S. Mid Cap Value Portfolio

Victory Funds
Victory Diversified Stock Fund

Wells Fargo Funds
Wells Fargo Advantage Asset Allocation Fund
Wells Fargo Advantage Discovery Fund
Wells Fargo Advantage Equity Income Fund
Wells Fargo Advantage International Core Fund
Wells Fargo Advantage Large Cap Value Fund
Wells Fargo Advantage Large Company Core Fund
Wells Fargo Advantage Large Company Growth Fund
Wells Fargo Advantage Money Market Fund
Wells Fargo Advantage Multi Cap Value Fund
Wells Fargo Advantage Opportunity Fund
Wells Fargo Advantage Small Cap Growth Fund
Wells Fargo Advantage Total Return Bond Fund

GMDB200210, Effective October 1, 2002
Amendment No. 5

Amendment No. 6 to

Reinsurance Agreement No. GMDB200210, Dated October 1, 2002

between

HARTFORD LIFE INSURANCE COMPANY

&

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

(CEDING COMPANIES)

and

ACE TEMPEST LIFE REINSURANCE LTD.

(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

Schedule C, investment Fund Options, is hereby replaced by the attached revised Schedule C, to reflect various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY & HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Charles N. Vest	Date:	May 19, 2006
Name/Title Charles N. Vest, Vice President

Attest:	/s/ [ILLEGIBLE]
Name/Title [ILLEGIBLE], Associate Actuary

ACE TEMPEST LIFE REINSURANCE LTD.

By:	/s/ [ILLEGIBLE]	Date:	May 17, 2006
Name/Title [ILLEGIBLE] President

Attest:	/s/ [ILLEGIBLE]
Name/Title [ILLEGIBLE] VP & Life Actuary

GMDB200210, Effective October 1, 2002

Amendmernt No. 6

Schedule C

Investment Fund Options

Investment Fund Options under contract types reinsured under this agreement are as follows:

a) Fixed Accounts on the above forms

b) Variable Accounts as listed below

AIM Funds

AIM V.I. Basic Value Fund

AIM V.I. Blue Chip Fund (close and merge into AIM VI Large Cap Growth Fund, eff. 6/12/2006)

AIM V.I. Capital Appreciation Fund

AIM V.I. Core Equity Fund

AIM V.I. Demographic Trends Fund

AIM V.I. Government Securities Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth Fund

AIM V.I. Large Cap Growth Fund

AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Small Cap Equity Fund

AllianceBernstein Funds

AllianceBernstein Balanced Wealth Strategy Portfolio

AllianceBernstein Global Bond Portfolio

AllianceBernstein Global Research Growth Portfolio

AllianceBernstein Growth and Income Portfolio

AllianceBernstein International Value Portfolio

AllianceBernstein Small/Mid-Cap Value Portfolio

AllianceBernstein Value Portfolio

American Funds

American Funds Asset Allocation Fund

American Funds Blue Chip Income and Growth Fund

American Funds Bond Fund

American Funds Global Growth and Income Fund

American Funds Global Growth Fund

American Funds Global Small Capitalization Fund

American Funds Growth Fund

American Funds Growth-Income Fund

American Funds International Fund

American Funds New World Fund

Reinsurance Treaty No. GMDB00210

Effective October 1, 2002

AmSouth Funds

Pioneer Fund VCT Portfolio

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Pioneer Value VCT Portfolio

BB&T Funds

BB&T Capital Manager Equity VIF Fund

BB&T Large Cap Growth VIP Fund (formerly BB&T Large Company Growth VIF Fund, eff. 6/12/2006)

BB&T Large Cap VIF Fund (formerly BB&T Large Cap Value VIF Fund, eff. 6/12/2006)

BB&T Mid Cap Growth VIF Fund

BB&T Special Opportunities Equity VIF Fund

BB&T Total Return Bond VIF Fund

Columbia Funds (formerly Nations Funds, eff. 5/1/2006)

Columbia Asset Allocation Fund

Columbia High Yield Fund

Columbia Large Cap Value Fund

Columbia Marisico International Opportunities Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Small Company Growth Fund

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Evergreen Funds

Evergreen VA Balanced Fund

Evergreen VA Fund

Evergreen VA Fundamental Large Cap Fund

Evergreen VA Growth Fund

Evergreen VA High Income Fund

Evergreen VA International Equity Fund

Evergreen VA Omega Fund

Evergreen VA Special Equity Fund

Evergreen VA Special Values Fund

Fidelity Funds

Fidelity VIP Contrafund Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Growth Portfolio

Fidelity VIP Mid Cap Portfolio

Fidelity VIP Value Strategies Portfolio

Fifth Third Funds

Fifth Third Balanced VIP Fund

Fifth Third Disciplined Value VIP Fund

Fifth Third Mid Cap VIP Fund

Fifth Third Quality Growth VIP Fund

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Franklin Templeton Funds

Franklin Flex Cap Growth Securities Fund

Franklin Income Securities Fund

Franklin Large Cap Growth Securities Fund

Franklin Large Cap Value Securities Fund

Franklin Mutual Discovery Securities Fund

Franklin Mutual Shares Securities Fund

Franklin Rising Dividends Securities Fund

Franklin Small-Mid Cap Growth Fund

Franklin Strategic Income Securities Fund

Templeton Developing Markets Securities Fund

Templeton Foreign Securities Fund

Templeton Growth Securities Fund

Hartford Funds

Hartford Advisers HLS Fund

Hartford Capital Appreciation HLS Fund (closed to new contracts, eff. 12/28/2004, closed to new money eff.3/1/2005)

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Equity Income HLS Fund

Hartford Focus HLS Fund

Hartford Global Advisors HLS Fund

Hartford Global Communication HLS Fund (closed to new money, eff. 8/16/2004)

Hartford Global Financial Services HLS Fund (closed to new money, eff. 8/16/2004)

Hartford Global Health HLS Fund (closed to new money, eff. 8/16/2004)

Hartford Global Leaders HLS Fund

Hartford Global Technology HLS Fund (closed to new money, eff. 8/16/2004)

Hartford Growth HLS Fund

Hartford Growth Opportunities HLS Fund

Hartford High Yield HLS Fund

Hartford Index HLS Fund

Hartford International Capital Appreciation HLS Fund

Hartford International Opportunities HLS Fund

Hartford International Small Company HLS Fund

Hartford MidCap Value HLS Fund (closed to new money, eff. 8/16/2004)

Hartford Money Market HLS Fund

Hartford Mortgage Securities HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford Small Company HLS Fund (reopen to new money, eff. 6/12/2006)

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford Value HLS Fund

Hartford Value Opportunities HLS Fund

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Huntington Funds

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA International Equity Fund

Huntington VA Macro 100 Fund

Huntington VA Mid Corp America Fund

Huntington VA Mortgages Securities Fund

Huntington VA New Economy Fund Account

Huntington VA Rotating Markets Fund

Huntington VA Situs Small Cap Fund

JP Morgan Investment Trust Funds (Bank One and One Group, eff. 6/3/2005)

JP Morgan Insurance Trust Balanced Portfolio 1 (formerly JP Morgan Investment Trust Balanced Portfolio, eff. 6/12/2006)

JP Morgan Insurance Trust Core Bond Portfolio 1 (formerly JP Morgan Investment Trust Bond Portfolio , eff. 6/12/2006)

JP Morgan Insurance Trust Diversified Equity Portfolio 1 (formerly JP Morgan Investment Trust Diversified Equity Portfolio, eff. 6/12/2006)

JP Morgan Insurance Trust Equity Index Portfolio 1 (formerly JP Morgan Investment Trust Equity Index Portfolio , eff. 6/12/2006)

JP Morgan Insurance Trust Government Bond Portfolio 1 (formerly JP Morgan Investment Trust Government Bond Portfolio , eff. 6/12/2006)

JP Morgan Insurance Trust Intrepid Mid Cap Portfolio 1 (formerly JP Morgan Investment Trust Diversified Mid Cap Portfolio , eff. 6/12/2006)

JP Morgan Insurance Trust Large Cap Growth Portfolio 1 (formerly JP Morgan Investment Trust Large Cap Growth Portfolio , eff. 6/12/2006)

JP Morgan Insurance Trust Mid Cap Growth Portfolio 1 (formerly JP Morgan Investment Trust Mid Cap Growth Portfolio, eff. 6/12/2006)

JP Morgan Insurance Trust Mid Cap Value Portfolio 1 (formerly JP Morgan Investment Trust Mid Cap Value Portfolio, eff. 6/12/2006)

Lord Abbett Funds

Lord Abbett All Value Portfolio

Lord Abbett America’s Value Portfolio

Lord Abbett Bond-Debenture Portfolio

Lord Abbett Growth & Income Portfolio

Lord Abbett Large Cap Core Portfolio

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

M&T Bank Funds

MTB Aggressive Growth II

MTB Conservative Growth II

MTB Large Cap Growth II

MTB Large Cap Value II

MTB Moderate Growth II

Merrill Lynch Funds

Mercury Global Growth V.I. Fund

Mercury Large Cap Growth V.I. Fund

MFS Funds

MFS Capital Opportunities Series

MFS Emerging Growth Series

MFS Global Equity Series

MFS High Income Series

MFS Investors Growth Stock Series

MFS Investors Trust Series

MFS Mid Cap Growth Series

MFS New Discovery Series

MFS Research Bond Series

MFS Research International Series

MFS Research Series

MFS Total Return Series

MFS Value Series

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Morgan Stanley Funds

Morgan Stanley American Opportunities

Morgan Stanley Balanced Growth

Morgan Stanley Capital Opportunities

Morgan Stanley Developing Growth

Morgan Stanley Dividend Growth

Morgan Stanley Equally Weighted S&P 500 Portfolio

Morgan Stanley Flexible Income

Morgan Stanley Global Equity

Morgan Stanley Growth

Morgan Stanley Money Market

Morgan Stanley UIF Care Plus Fixed Income

Morgan Stanley UIF Emerging Markets Debt

Morgan Stanley UIF Emerging Markets Equity

Morgan Stanley UIF Equity and Income

Morgan Stanley UIF Global Franchise

Morgan Stanley UIF High Yield

Morgan Stanley UIF Small Company Growth Portfolio

Morgan Stanley UIF U.S. MidCap Value

Morgan Stanley Utilities Portfolio (closed to new contracts, eff. 05/03/2004)

MTB Funds

MTB Large Cap Growth Fund II

MTB Large Cap Value Fund II

MTB Moderate Growth Fund II

Oppenheimer Funds

Oppenheimer Capital Appreciation Fund

Oppenheimer Global Securities Fund

Oppenheimer Main Street Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Mid Cap Fund (formerly Oppenheimer Aggressive Growth Fund, eff. 6/12/2006)

Prudential Funds

Prudential Jennison 20/20 Focus Portfolio

Prudential Jennison Growth Portfolio

Prudential Value Portfolio

Prudential William Blair International Growth Portfolio

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Putnam Funds

Putnam American Government Income

Putnam Capital Appreciation

Putnam Capital Opportunities

Putnam Discovery Growth

Putnam Diversified Income

Putnam Equity Income

Putnam Global Asset Allocation

Putnam Global Equity

Putnam Growth and Income

Putnam Growth Opportunities

Putnam Health Sciences (closed to new contracts, eff. 5/03/2004)

Putnam High Yield

Putnam Income

Putnam International Equity

Putnam International Growth and Income

Putnam International New Opportunities

Putnam Investors

Putnam Mid Cap Value

Putnam Money Market

Putnam New Opportunities

Putnam New Value

Putnam OTC & Emerging Growth

Putnam Research

Putnam Small Cap Value

Putnam The George Putnam Fund of Boston

Putnam Utilities Growth and Income (closed to new contracts, eff. 05/03/2004)

Putnam Vista

Putnam Voyager

Salomon Brothers Funds

Salomon Brothers Variable All Cap Value Fund

Salomon Brothers Variable High Yield Bond Fund

Salomon Brothers Variable Investors Fund

Salomon Brothers Variable Total Return Fund

Sun Trust Funds

STI Classic VT Capital Appreciation Fund

STI Classic VT Large Cap Relative Value Fund

STI Classic VT Large Cap Value Equity Fund

STI Classic VT Mid-Cap Equity Fund

UBS Funds

UBS Series Trust - U.S. Allocation Portfolio

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Van Kampen Funds

Van Kampen Emerging Markets Equity Portfolio

Van Kampen LIT Aggressive Growth Portfolio

Van Kampen LIT Comstock Portfolio

Van Kampen LIT Emerging Growth Portfolio

Van Kampen LIT Enterprise Portfolio

Van Kampen LIT Government Portfolio

Van Kampen LIT Growth and Income Portfolio

Van Kampen Mid Cap Growth Portfolio

Van Kampen U.S. Mid Cap Value Portfolio

Victory Funds

Victory Diversified Stock Fund

Wells Fargo Funds

Wells Fargo Advantage VT Asset Allocation Fund (formerly Wells Fargo Advantage Asset Allocation Fund, eff. 6/12/2006)

Wells Fargo Advantage VT C&B Large Cap Value Fund (formerly Wells Fargo Advantage Large Cap Value Fund, eff. 6/12/2006)

Wells Fargo Advantage VT Discovery Fund (formerly Wells Fargo Advantage Discovery Fund, eff. 6/12/2006)

Wells Fargo Advantage VT Equity Income Fund (formerly Wells Fargo Advantage Equity Income Fund, eff. 6/12/2006)

Wells Fargo Advantage VT International Core Fund (formerly Wells Fargo Advantage International Core Fund, eff. 6/12/2006)

Wells Fargo Advantage VT Large Company Core Fund (formerly Wells Fargo Advantage Large Company Core Fund, eff. 6/12/2006)

Wells Fargo Advantage VT Large Company Growth Fund (formerly Wells Fargo Advantage Large Company Growth Fund, eff. 6/12/2006)

Wells Fargo Advantage VT Money Market Fund (formerly Wells Fargo Advantage Money Market Fund, eff. 6/12/2006)

Wells Fargo Advantage VT Multi Cap Value Fund (formerly Wells Fargo Advantage Multi Cap Value Fund, eff. 6/12/2006)

Wells Fargo Advantage VT Opportunity Fund (formerly Wells Fargo Advantage Opportunity Fund, eff. 6/12/2006)

Wells Fargo Advantage VT Small Cap Growth Fund (formerly Wells Fargo Advantage Small Cap Growth Fund, eff. 6/12/2006)

Wells Fargo Advantage VT Total Return Bond Fund (formerly Wells Fargo Advantage Total Return Bond Fund, eff. 6/12/2006)

Reinsurance Treaty No. GMDB200210

Effective October 1, 2002

Amendment No. 7 to

Reinsurance Agreement No. GMDB200210, Dated October 1, 2002

between

HARTFORD LIFE INSURANCE COMPANY
&
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANIES)

and

ACE TEMPEST LIFE REINSURANCE LTD.
(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

Effective October 1, 2007, the first sentence of Section 19.02 of Article 19 is hereby deleted in its entirety and replaced by the following.

This Agreement will terminate for coverage of new business effective June 1, 2010 or when $11 billion of underlying variable annuity premium is reached.

Effective October 1, 2007, Section 4.01 of Article 4 is hereby amended as follows.

The reinsurance premium rates applicable to GMDB Types 2 and 4 shall be as follows.

[REDACTED]

GMDB200210, Effective October 1, 2002

Amendment No. 4

Schedule C, Investment Fund Options, is hereby replaced by the attached revised Schedule C, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY & HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Charles N. Vest	Date:	March 20, 2007
Name/Title Charles N. Vest, Vice President

Attest:	/s/ Scott Maramo
Name/Title Scott Maramo, Associate Actuary

ACE TEMPEST LIFE REINSURANCE LTD.

By:	/s/ Huan Tseng	Date:	March 12, 2007
Name/Title Huan Tseng Senior Vice President and Chief Pricing Officer

Attest:	/s/ Sylvia Oliveira
Name/Title Sylvia Oliveira, Senior Vice President and Chief Actuary

GMDB200210, Effective October 1, 2002
Amendment No. 4

Schedule C

Investment Fund Options

Investment Fund Options under contract types reinsured under this agreement are as follows:

a)  Fixed Accounts on the above forms

b)  Variable Accounts as listed below

AIM Funds

AIM V.I. Basic Value Fund
AIM V.I. Core Equity Fund
AIM V.I. Demographic Trends Fund (merge into the AIM V.I. Capital Appreciation Fund, effective 11/06/2006)
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Small Cap Equity Fund

AllianceBernstein Funds
AIlianceBemstein Balanced Wealth Strategy Portfolio
AllianceBernstein Global Bond Portfolio
AllianceBernstein Global Research Growth Portfolio
AllianceBernstein Growth and Income Portfolio
AllianceBernstein International Value Portfolio
AllianceBernstein Small/Mid-Cap Value Portfolio
AllianceBemstein Value Portfolio

American Funds
American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Bond Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund

AmSouth Funds
Pioneer Fund VCT Portfolio
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Pioneer Value VCT Portfolio

Reinsurance Treaty No. GMDB200210
Effective October 1, 2002

BB&T Funds
BB&T Capital Manager Equity VIF Fund
BB&T Large Cap Growth VIF Fund (eff. 2/09/07, fund closed and merged into BB&T Large Cap VIF Fund)
BB&T Large Cap VIF Fund
BB&T Mid Cap Growth VIF Fund
BB&T Special Opportunities Equity VIF Fund
BB&T Total Return Bond VIF Fund

Columbia Funds
Columbia Asset Allocation Fund
Columbia High Yield Fund
Columbia Large Cap Value Fund
Columbia Marisico International Opportunities Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Mid Cap Growth Fund (formerly Columbia Marsico Mid Cap Growth Fund, effective 11/06/2006)
Columbia Small Company Growth Fund

Evergreen Funds
Evergreen VA Balanced Fund
Evergreen VA Fund
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Equity Fund
Evergreen VA Special Values Fund

Fidelity Funds
Fidelity VIP Contrafund Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio

Fifth Third Funds
Fifth Third Balanced VIP Fund
Fifth Third Disciplined Value VIP Fund
Fifth Third Mid Cap VIP Fund
Fifth Third Quality Growth VIP Fund

Reinsurance Treaty No. GMDB200210
Effective October 1, 2002

Franklin Templeton Funds
Franklin Flex Cap Growth Securities Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Large Cap Value Securities Fund
Franklin Mutual Discovery Securities Fund
Franklin Mutual Shares Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small-Mid Cap Growth Fund
Franklin Strategic Income Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Growth Securities Fund

Hartford Funds
Hartford Advisers HLS Fund
Hartford Capital Appreciation HLS Fund (closed to new contracts, eff. 12/28/2004, closed to new money eff.3/1/2005)
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Equity Income HLS Fund
Hartford Focus HLS Fund
Hartford Global Advisors HLS Fund
Hartford Global Communication HLS Fund (closed to new money, eff. 8/16/2004)
Hartford Global Financial Services HLS Fund (closed to new money, eff. 8/16/2004)
Hartford Global Health HLS Fund (closed to new money, eff. 8/16/2004)
Hartford Global Leaders HLS Fund
Hartford Global Technology HLS Fund (closed to new money, eff. 8/16/2004)
Hartford Growth HLS Fund
Hartford Growth Opportunities HLS Fund
Hartford High Yield HLS Fund
Hartford Index HLS Fund
Hartford International Capital Appreciation HLS Fund
Hartford International Opportunities HLS Fund
Hartford International Small Company HLS Fund
Hartford MidCap Value HLS Fund (closed to new money, eff. 8/16/2004)
Hartford Money Market HLS Fund
Hartford Mortgage Securities HLS Fund
Hartford Small Cap Growth HLS Fund
Hartford Small Company HLS Fund (reopen to new money, eff. 6/12/2006)
Hartford Stock HLS Fund
Hartford Total Return Bond HLS Fund
Hartford U.S. Government Securities HLS Fund
Hartford Value HLS Fund
Hartford Value Opportunities HLS Fund

Reinsurance Treaty No. GMDB200210
Effective October 1, 2002

Huntington Funds
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA Mortgages Securities Fund
Huntington VA New Economy Fund Account
Huntington VA Rotating Markets Fund
Huntington VA Situs Small Cap Fund

JP Morgan Investment Trust Funds
JP Morgan Insurance Trust Balanced Portfolio 1
JP Morgan Insurance Trust Core Bond Portfolio 1
JP Morgan Insurance Trust Diversified Equity Portfolio 1
JP Morgan Insurance Trust Equity Index Portfolio 1
JP Morgan Insurance Trust Government Bond Portfolio 1
JP Morgan Insurance Trust Intrepid Growth Portfolio (formerly JP Morgan Insurance Trust Large Cap Growth Portfolio 1, effective 11/06/2006)
JP Morgan Insurance Trust Intrepid Mid Cap Portfolio 1
JP Morgan Insurance Trust Mid Cap Growth Portfolio 1
JP Morgan Insurance Trust Mid Cap Value Portfolio 1

Lord Abbett Funds
Lord Abbett All Value Portfolio
Lord Abbett America’s Value Portfolio
Lord Abbett Bond-Debenture Portfolio
Lord Abbett Growth & Income Portfolio
Lord Abbett Large Cap Core Portfolio

M&T Bank Funds
MTB Aggressive Growth II
MTB Conservative Growth II
MTB Large Cap Growth II
MTB Large Cap Value II
MTB Moderate Growth II

Merrill Lynch Funds
BlackRock Global Growth V.I. Fund (formerly Mercury Global Growth V.I. Fund, eff. 11/06/2006)
BlackRock Large Cap Growth Fund (formerly Mercury Large Cap Growth V.I. Fund, eff. 11/06/2006)

Reinsurance Treaty No. GMDB200210
Effective October 1, 2002

MFS Funds
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS Global Equity Series
MFS High Income Series
MFS Investors Growth Stock Series
MFS Investors Trust Series
MFS Mid Cap Growth Series
MFS New Discovery Series
MFS Research Bond Series
MFS Research International Series
MFS Research Series
MFS Total Return Series
MFS Value Series

Morgan Stanley Funds
Morgan Stanley Balanced Growth
Morgan Stanley Capital Opportunities
Morgan Stanley Developing Growth
Morgan Stanley Dividend Growth
Morgan Stanley Equally Weighted S&P 500 Porfolio
Morgan Stanley Flexible Income
Morgan Stanley Focus Growth Portfolio (formerly Morgan Stanley American Opportunities, eff. 7/10/2006)

Morgan Stanley Global Equity
Morgan Stanley Growth
Morgan Stanley Money Market
Morgan Stanley UIF Core Plus Fixed Income
Morgan Stanley UIF Emerging Markets Debt
Morgan Stanley UIF Emerging Markets Equity
Morgan Stanley UIF Equity and Income
Morgan Stanley UIF Global Franchise
Morgan Stanley UIF High Yield
Morgan Stanley UIF Small Company Growth Portfolio
Morgan Stanley UIF U.S. MidCap Value
Morgan Stanley Utilities Portfolio (closed to new contracts, eff. 05/03/2004)

MTB Funds
MTB Large Cap Growth Fund II
MTB Large Cap Value Fund II
MTB Moderate Growth Fund II

Reinsurance Treaty No. GMDB200210
Effective October 1, 2002

Oppenheimer Funds
Oppenheimer Capital Appreciation Fund
Oppenheimer Global Securities Fund
Oppenheimer Main Street Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Mid Cap Fund

Prudential Funds
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Growth Portfolio
Prudential Value Portfolio
Prudential William Blair International Growth Portfolio

Putnam Funds
Putnam American Government Income
Putnam Capital Appreciation
Putnam Capital Opportunities
Putnam Discovery Growth
Putnam Diversified Income
Putnam Equity Income
Putnam Global Asset Allocation
Putnam Global Equity
Putnam Growth and Income
Putnam Growth Opportunities
Putnam Health Sciences (closed to new contracts, eff. 5/03/2004)
Putnam High Yield
Putnam Income
Putnam International Equity
Putnam International Growth and Income
Putnam International New Opportunities
Putnam Investors
Putnam Mid Cap Value
Putnam Money Market
Putnam New Opportunities
Putnam New Value
Putnam OTC & Emerging Growth
Putnam Research
Putnam Small Cap Value
Putnam The George Putnam Fund of Boston
Putnam Utilities Growth and Income (closed to new contracts, eff. 05/03/2004)
Putnam Vista
Putnam Voyager

Salomon Brothers Funds
Salomon Brothers Variable All Cap Value Fund
Salomon Brothers Variable High Yield Bond Fund
Salomon Brothers Variable Investors Fund
Salomon Brothers Variable Total Return Fund

Reinsurance Treaty No. GMDB200210
Effective October 1, 2002

Sun Trust Funds
STI Classic VT Capital Appreciation Fund
STI Classic VT Large Cap Relative Value Fund
STI Classic VT Large Cap Value Equity Fund
STI Classic VT Mid-Cap Equity Fund

UBS Funds
UBS Series Trust — U.S. Allocation Portfolio

Van Kampen Funds
Van Kampen Emerging Markets Equity Portfolio
Van Kampen LIT Aggressive Growth Portfolio
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Enterprise Portfolio
Van Kampen LIT Government Portfolio
Van Kampen LIT Growth and Income Portfolio
Van Kampen LIT Strategic Growth Portfolio (formerly Van Kampen LIT Emerging Growth Portfolio, effective 11/06/2006)
Van Kampen Mid Cap Growth Portfolio
Van Kampen U.S. Mid Cap Value Portfolio

Victory Funds
Victory Diversified Stock Fund

Wells Fargo Funds
Wells Fargo Advantage VT Asset Allocation Fund
Wells Fargo Advantage VT C&B Large Cap Value Fund
Wells Fargo Advantage VT Discovery Fund
Wells Fargo Advantage VT Equity Income Fund
Wells Fargo Advantage VT International Core Fund
Wells Fargo Advantage VT Large Company Core Fund
Wells Fargo Advantage VT Large Company Growth Fund
Wells Fargo Advantage VT Money Market Fund
Wells Fargo Advantage VT Multi Cap Value Fund
Wells Fargo Advantage VT Opportunity Fund
Wells Fargo Advantage VT Small Cap Growth Fund
Wells Fargo Advantage VT Total Return Bond Fund

Reinsurance Treaty No. GMDB200210
Effective October 1, 2002